-----------------
TAX-EXEMPT INCOME
-----------------

Alliance Municipal
Income Fund

Semi-Annual Report
April 30, 2000


                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 12, 2000

Dear Shareholder:

We are pleased to report municipal market activity and investment results for Alliance Municipal Income Fund's semi-annual reporting period ended April 30, 2000.

Investment Objectives and Policies

The five portfolios of Alliance Municipal Income Fund, by investing principally in high-yielding, predominantly medium-quality municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state personal income tax that is available without assuming undue risk. These securities generally offer current yields above those of higher-quality municipal obligations.

INVESTMENT RESULTS*
Periods ended April 30, 2000

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
Portfolio                                                  6 Months    12 Months
--------------------------------------------------------------------------------
California                                                    1.42%       -2.15%
--------------------------------------------------------------------------------
Insured
California                                                    2.44%       -2.73%
--------------------------------------------------------------------------------
Insured
National                                                      1.71%       -5.14%
--------------------------------------------------------------------------------
National                                                      0.97%       -4.96%
--------------------------------------------------------------------------------
New York                                                      2.47%       -2.70%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index                                                    2.63%       -0.92%
--------------------------------------------------------------------------------

                                      ----------------------------------------
                                                 Lipper Rankings
                                      ----------------------------------------
Within each Lipper Municipal Debt Funds Average
Periods ended April 30, 2000

                                      1 Year**  3 Year**   5 Year**  10 Year**
--------------------------------------------------------------------------------
California                              26/110      1/95       2/83       4/39
--------------------------------------------------------------------------------
Insured California                       10/23      4/23       3/21        5/7
--------------------------------------------------------------------------------
Insured National                         43/49      26/47      7/40       3/18
--------------------------------------------------------------------------------
National                                229/274    114/223    29/182      19/84
--------------------------------------------------------------------------------
New York                                29/105      6/92       1/80       10/33
--------------------------------------------------------------------------------

* The Fund's investment results are based on the net asset values of Class A shares as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Municipal Income Fund. Past performance is no guarantee of future results.

** Lipper Rankings are based on the portfolio's return among the returns of its peer group of funds, as represented by the respective state specific or national Lipper Municipal Debt Funds Average. Funds in the Lipper averages generally have similar investment objectives to the Fund, although some may have different investment


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      policies. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance Municipal Income Fund. SEC average annual total returns can be found on page 11.

      Additional performance information can be found on pages 5-12.

Investment Results

Each Portfolio's Class A share total returns at net asset value (NAV) for the six- and 12-month periods ended April 30, 2000 are shown on the previous page along with the Fund's benchmark, the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Fund's Lipper Rankings are also shown. Lipper Rankings are based on each portfolio's return among the returns of its peer group of funds.

Recently, Fund performance has lagged benchmark performance. This is attributable to the aggressive repositioning strategy that we employ during periods of rising interest rates. Our focus, as we will discuss later in this report, is to capture more coupon income and to improve call protection by extending portfolio duration. This extending does increase portfolio Price sensitivity in the near term, but allows us to maximize income and maximize call protection over the next phase of the interest rate cycle.

Market Overview

For the period ended April 30, 2000, municipal bonds continued to deliver strong after-tax performance versus other fixed-income sectors. Overall prices in the municipal bond market declined in late 1999 and early 2000, but have recently retraced much of this decline to generate positive total returns. This recovery was driven by reduced municipal new issue supply coupled with strong demand for municipal bonds and the overall rally in fixed income markets in late March. However, municipal yields are still significantly greater on an after-tax basis compared to comparable Treasury bonds and corporate bonds.

Actions of the Federal Reserve and the U.S. Treasury Department have weighed in on the municipal market since the beginning of the year. To combat the risk of higher inflation in the future, the Federal Reserve raised the Federal Funds rate four times in recent months to 6.50%. Uncertainty regarding future policy decisions has led to some volatility in the market. We have viewed these periods of volatility as opportunities to reposition the Fund's portfolios. At the beginning of the year, the Treasury Department announced that continued improvement of the U.S. budget reduced the need for borrowing. As a result, the Treasury has instituted a Treasury bond buyback program targeted at Longer-term maturities leading to a substantial rise in Treasury bond prices. Municipal bond prices tend to trade in the same direction as Treasury bond prices and have therefore risen as well.


--------------------------------------------------------------------------------
2 o ALLIANCE MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

In addition to the overall rise in interest rates, we believe that much of the market decline in both late fall 1999 and late January 2000 was driven by technical factors. First, last fall Y2K liquidity demand prompted investors to shorten maturities and move to cash-equivalent investments in portfolios, leading to sales of long term bonds. Second, tax-driven trading activity before the close of 1999 exacerbated the supply imbalance, with investors taking losses to offset gains in their portfolios in order to limit tax liabilities. Finally, the market sold off in late January as investors set aside cash in anticipation of their April 15th tax bills.

The strength in the municipal market was in direct response to the rise in Treasury bond prices after the announcement of the government buyback program. Municipal investors finally began moving out of short-term investments into higher yielding long-term bonds. Market strength was also attributable to a dramatic decline in new issue volume (down 38% in the first quarter compared to the same period one year earlier) and strong demand from individual investors. Most of the decline in volume was the result of higher interest rates and a higher cost of borrowing for issuers. We expect that once the market settles into a trading range, new issuance will pick up again. Wealthy investors continue to have a strong appetite for municipals, as they look for ways to shelter income from taxes.

Investment Strategy

We viewed the decline in municipal bond prices during the period under review as an opportunity to achieve several longer term goals for your portfolios including maximizing current income, reducing the risk of early redemption and generating tax losses to offset future gains. In 2000, we believe that periods of market volatility should be viewed as opportunities for further repositioning. Going forward, this repositioning program should help us to maintain the highest possible distribution rates, minimize future tax liabilities as well as minimize long-term reinvestment risk consistent with the objectives and guidelines of the Fund.

The strong domestic economy continues to enhance the credit fundamentals of state and local governments. In fact, April 2000 represents the 17th consecutive month of upgrades exceeding downgrades according to both Moody's and Standard and Poor's.

This has resulted in better-than-projected sales tax and personal income tax collection -- the largest source of revenues for most states. In addition, rating agencies continue to reward governmental entities with higher bond ratings for implementing better forecasting and planning models as well as rainy day funds. This is because rating agencies believe these measures will preserve strong credit quality through future economic Downturns.

Market Outlook

In our view, municipal market levels are attractive on both a relative and absolute basis. The Treasury bond buyback program should continue to depress Treasury yields placing them at levels equivalent to municipal bond yields before taking into account the


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

impact of taxes. This should generate additional demand for municipal bonds as investors recognize the substantial yield spread afforded to municipal bonds on an after-tax basis. While new issue supply may pick up as the year progresses, we believe that it will not satisfy the level of demand. This should lead to strong relative price performance for municipal bonds. In addition, we expect to see further tightening by the Federal Reserve in the near term. Until market participants believe that the Federal Reserve has achieved a neutral bias toward inflation, there should be more periods of volatility in the market. We view those periods as opportunities to continue our repositioning strategy.

The Alliance Municipal Income team is proud of our excellent long-term investment record. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President

[PHOTO]     John D.
            Carifa

[PHOTO]     Susan P.
            Keenan

Portfolio Manager, Susan P. Keenan, also heads the Municipal Bond Department. She has over 20 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MUNICIPAL INCOME FUND
GROWTH OF A $10,000 INVESTMENT

      [The following tables were depicted as mountain charts in the printed material.]


National Portfolio
4/30/90 to 4/30/00

      National Portfolio
      Class A at NAV: $19,489

      Lipper General
      Muni Funds
      Average: $18,896

      National Portfolio
      Class A at offering:
      $18,654

Insured National Portfolio
4/30/90 to 4/30/00

      Insured National
      Portfolio Class A
      at NAV: $19,265

      Lipper Insured Muni
      Funds Average:
      $18,498

      Insured National
      Portfolio Class A
      at offering:
      $18,445

California Portfolio
4/30/90 to 4/30/00

      California Portfolio
      Class A at NAV: $19,967

      California Portfolio
      Class A at offering:
      $19,115

      Lipper CA Muni
      Funds Average:
      $18,782

Please see mountain chart footnotes on page 6.


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MUNICIPAL INCOME FUND
GROWTH OF A $10,000 INVESTMENT

      [The following tables were depicted as mountain charts in the printed material.]


Insured California Portfolio
4/30/90 to 4/30/00

      Lipper Insured CA
      Muni Funds
      Average: $19,549

      Insured California
      Portfolio Class A at
      NAV: $19,251

      Insured California
      Portfolio Class A at
      offering: $18,435

New York Portfolio
4/30/90 to 4/30/00

      New York Portfolio
      Class A at NAV:
      $19,668

      Lipper NY Muni
      Funds Average:
      $18,907

      New York Portfolio
      Class A at offering:
      $18,832

Each chart illustrates the total value of an assumed $10,000 investment in each of Alliance Municipal Income Fund's Class A shares (from 4/30/90 to 4/30/00). The charts reflect the deduction of the maximum 4.25% sales charges from initial $10,000 investments in the Portfolios and assume the reinvestment of dividends and capital gains. Performance at NAV (net asset value) does not reflect sales charges, which reduce total return figures. Performance for Class B and Class C shares will vary from the results shown in these illustrations due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lipper General Municipal Debt Funds Average reflects performance of 84 funds; the Lipper Insured Municipal Debt Funds Average reflects performance of 18 funds; the Lipper California Municipal Debt Funds Average reflects performance of 39 funds; the Lipper Insured California Municipal Debt Funds Average reflects performance of 7 funds; the Lipper New York Municipal Debt Funds Average reflects performance of 33 funds. The funds tracked by Lipper Inc. have generally similar investment objectives to the applicable Alliance Municipal Income Fund Portfolios, although some of the funds may have investment policies that are somewhat different than those of Alliance Municipal Income Fund.

When comparing an Alliance Municipal Income Fund Portfolio to the corresponding Lipper Average, you should note that no sales charges are reflected in the performance of the Lipper Averages.


--------------------------------------------------------------------------------
6 o ALLIANCE MUNICIPAL INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

  [The following tables were depicted as pie charts in the printed material.]

CALIFORNIA PORTFOLIO
BOND QUALITY RATING
40.18% AAA                                 [GRAPHIC OMITTED]
24.05% AA
 6.21% A
 7.15% BBB
22.41% NR

INCEPTION DATE
(Class A shares)
12/29/86

INSURED CALIFORNIA PORTFOLIO
BOND QUALITY RATING
96.34% AA                                  [GRAPHIC OMITTED]
 3.66% A

INCEPTION DATE
(Class A shares)
11/21/85

NATIONAL PORTFOLIO
BOND QUALITY RATING
37.97% AAA                                 [GRAPHIC OMITTED]
20.10% AA
 3.62% A
26.23% BBB
12.08% NR

INCEPTION DATE
(Class A shares)
12/29/86

All data as of April 30, 2000. Each portfolio's quality breakdown is expressed as a percentage of the portfolio's total investments and may vary over time.

N/R: Non-Rated.


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

  [The following tables were depicted as pie charts in the printed material.]

INSURED NATIONAL PORTFOLIO
BOND QUALITY RATING
69.69% AAA                                 [GRAPHIC OMITTED]
22.15% AA
 8.16% A

INCEPTION DATE
(Class A shares)
12/29/86

NEW YORK PORTFOLIO
BOND QUALITY RATING
27.29% AAA                                 [GRAPHIC OMITTED]
24.73% AA
39.87% A
 7.40% BBB
 0.71% NR

INCEPTION DATE
(Class A shares)
12/29/86

All data as of April 30, 2000. Each portfolio's quality breakdown is expressed as a percentage of the portfolio's total investments and may vary over time.

N/R: Non-Rated.


--------------------------------------------------------------------------------
8 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS
As of April 30, 2000

MORNINGSTAR RATINGS
Periods Ended April 30, 2000

                         Morningstar    Morningstar   Morningstar    Morningstar
                           Ratings        Ratings       Ratings        Ratings
Portfolio                 3 Years*       5 Years*     10 Years *      Overall*
=========                ===========    ===========   ===========    ===========
California                    4              4             4              4
Insured California            3              3             2              3
Insured National              2              2             1              2
National                      3              3             3              3
New York                      4              4             3              4

Number of Funds in
  Morningstar
  Municipal Bond
  Fund Category             1,692          1,438          405           1,692

* Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2000. Ratings may change monthly and are calculated from each Portfolio's overall, 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects portfolio performance below 90-day Treasury bill returns. If the portfolio scores in the top 10% of its class, it receives 5 stars; if it falls in the next 22.5%, it receives 4 stars; a place in the middle 35% earns it 3 stars; if it falls in the next 22.5%, it receives 2 stars; and if it scores at the bottom 10%, it gets 1 star. Each Portfolio's SEC average annual total returns can be found on page 11.


--------------------------------------------------------------------------------
                                              ALLIANCE MUNICIPAL INCOME FUND o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS
As of April 30, 2000

LIPPER MUNICIPAL DEBT FUNDS AVERAGES
Periods Ended April 30, 2000

                       Lipper      Lipper      Lipper       Lipper      Lipper
                       Average     Average     Average      Average     Average
                      6 Months*  12 Months*   3 Years*     5 Years*    10 Years*
                      =========  ==========   ========     ========    =========
California              2.33        -3.49       3.81         5.00        6.47
Insured California      2.89        -2.77       4.02         5.16        6.93
Insured National        2.50        -3.12       3.67         4.66        6.33
National                2.05        -3.31       3.69         4.79        6.56
New York                2.36        -3.38       3.71         4.73        6.52

* Funds in the Lipper averages generally have similar investment objectives to the applicable Alliance Municipal Income Fund portfolios, although some may have different investment policies. Past performance is no guarantee of future results. An investor cannot invest directly in an average and its results are not indicative of any specific investment, including Alliance Municipal Income Fund.


--------------------------------------------------------------------------------
10 o ALLIANCE MUNICIPAL INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS
As of April 30, 2000

ALLIANCE MUNICIPAL INCOME FUND
NAV AND SEC TOTAL RETURNS

-------------------------------------------------------------------------------------------------------
                              Without Sales Charges                     With Sales Charges
-------------------------------------------------------------------------------------------------------
                                                       Since                                      Since
                        1 Year   5 Year  10 Year   Inception*     1 Year   5 Year   10 Year   Inception
-------------------------------------------------------------------------------------------------------
National Portfolio
   Class A              -4.96%    5.44%    6.90%       6.97%      -9.04%    4.54%     6.43%       6.62%
   Class B              -5.53%    4.74%     N/A        4.71%(a)   -8.23%    4.74%      N/A        4.71%(a)
   Class C              -5.53%    4.74%     N/A        4.14%      -6.43%    4.74%      N/A        4.14%
California Portfolio
   Class A              -2.15%    6.40%    7.16%       7.16%      -6.32%    5.49%     6.69%       6.81%
   Class B              -2.86%    5.65%     N/A        5.24%(a)   -5.64%    5.65%      N/A        5.24%(a)
   Class C              -2.86%    5.65%     N/A        4.86%      -3.79%    5.65%      N/A        4.86%
New York Portfolio
   Class A              -2.70%    6.01%    7.00%       6.47%      -6.80%    5.09%     6.53%       6.12%
   Class B              -3.41%    5.25%     N/A        4.87%(a)   -6.18%    5.25%      N/A        4.87%(a)
   Class C              -3.32%    5.27%     N/A        4.30%      -4.24%    5.27%      N/A        4.30%
Insured National
Portfolio
   Class A              -5.14%    5.20%    6.78%       6.60%      -9.12%    4.29%     6.31%       6.25%
   Class B              -5.89%    4.48%     N/A        4.66%(a)   -8.61%    4.48%      N/A        4.66%(a)
   Class C              -5.79%    4.50%     N/A        4.07%      -6.70%    4.50%      N/A        4.07%
Insured California
Portfolio
   Class A              -2.73%    5.65%    6.77%       6.99%      -6.89%    4.73%     6.31%       6.67%
   Class B              -3.40%    4.89%     N/A        4.71%(a)   -6.18%    4.89%      N/A        4.71%(a)
   Class C              -3.40%    4.89%     N/A        4.14%      -4.32%    4.89%      N/A        4.14%

The Fund's investment results represent total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Please see page 12 for the latest quarter-end SEC returns.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Portfolio's inception dates are: National Portfolio 12/29/86, California Portfolio 12/29/86, New York Portfolio 12/29/86, Insured National Portfolio 12/29/86, Insured California Portfolio 11/21/85.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

N/A: Not applicable.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 11

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS
As of April 30, 2000

ALLIANCE MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
                                                     Taxable-Equivalent Yield in
Portfolio                        30 Day SEC Yield*   36% Tax Bracket (at NAV)**
--------------------------------------------------------------------------------
National Portfolio
  Class A                              5.54%                    8.73%
  Class B                              5.09%                    7.64%
  Class C                              5.11%                    7.64%
California Portfolio
  Class A                              5.39%                    9.15%
  Class B                              4.90%                    7.89%
  Class C                              4.91%                    7.89%
New York Portfolio
  Class A                              5.49%                    9.66%
  Class B                              5.01%                    8.34%
  Class C                              5.02%                    8.33%
Insured National Portfolio
  Class A                              4.80%                    7.36%
  Class B                              4.30%                    6.25%
  Class C                              4.31%                    6.25%
Insured California Portfolio
  Class A                              4.87%                    8.65%
  Class B                              4.37%                    7.30%
  Class C                              4.37%                    7.30%

ALLIANCE MUNICIPAL INCOME FUND
SEC TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2000)

--------------------------------------------------------------------------------
                                                                           Since
Portfolio                     1 Year       5 Years       10 Years      Inception
--------------------------------------------------------------------------------
National Portfolio
  Class A                      -8.12           4.74          6.41           6.73
  Class B                      -7.48           4.91           N/A           4.88
  Class C                      -5.66           4.92           N/A           4.31
California Portfolio
  Class A                      -5.42           5.62          6.70           6.96
  Class B                      -4.74           5.79           N/A           5.41
  Class C                      -2.86           5.79           N/A           5.04
New York
  Class A                      -5.82           5.32          6.49           6.24
  Class B                      -5.30           5.43           N/A           5.04
  Class C                      -3.34           5.45           N/A           4.47
Insured National
  Class A                      -8.25           4.43          6.26           6.35
  Class B                      -7.63           4.63           N/A           4.83
  Class C                      -5.80           4.63           N/A           4.26
Insured California
  Class A                      -6.12           4.85          6.26           6.77
  Class B                      -5.56           4.99           N/A           4.88
  Class C                      -3.61           5.00           N/A           4.31

* SEC yields are based on SEC guidelines and are calculated on 30 days ended April 30, 2000.

** The taxable-equivalent yield is based on NAV and a 36% marginal Federal income tax rate and maximum state, city and local taxes, where applicable.


--------------------------------------------------------------------------------
12 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)            Value
--------------------------------------------------------------------------------

      Municipal Bonds - 101.2%

      Long Term Municipal Bonds - 99.5%
      Arizona - 1.5%
NR    Goodyear Asses Dist #1 (Palm Valley)
      Ser 96C
      7.25%, 7/01/16 ......................        $      1,588     $  1,673,609

AA-   Mohave Cnty IDR
      (Cargill/No Star Steel Proj)
      Ser 95A AMT
      6.70%, 3/01/20.......................               7,250        7,706,315
                                                                    ------------
                                                                       9,379,924
                                                                    ------------

      California - 3.0%
NR    Encinitas Comm Fac Dist #1
      (Encinitas Ranch)
      Ser 98A
      6.00%, 9/01/30.......................              21,170       18,989,490
                                                                    ------------

      Colorado - 0.9%
BBB-  Colorado Hwy Auth (E-470 Hwy Rev Tolls)
      Ser 00
      Zero coupon, 9/01/35.................              10,000          672,200
BB    Lower Co River Auth
      (Samsung Corp.)
      6.95%, 4/01/30.......................               5,000        4,931,450
                                                                    ------------
                                                                       5,603,650
                                                                    ------------

      Connecticut - 1.5%
BB+   Connecticut Dev Auth PCR
      (Ct Light & Pwr Co Proj)
      Ser 93 AMT
      5.95%, 9/01/28.......................              11,000        9,755,460
                                                                    ------------

      Florida - 15.3%
NR    Collier Cnty Comm Dev Dist
      (Heritage Greens)
      Ser 96
      8.25%, 5/01/18.......................               3,170        3,274,769
NR    Collier Cnty Comm Fac Dist
      (Fiddlers Creek)
      Ser 96
      7.50%, 5/01/18.......................              15,355       16,009,430
NR    Collier Cnty Comm Fac Dist
      (Fiddlers Creek)
      Ser 99A
      5.875%, 5/01/21......................               9,305        8,216,315


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 13

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)            Value
--------------------------------------------------------------------------------

A     Collier Cnty HFA MFHR
      (Whistlers Grn Apts Proj)
      Ser 99A AMT
      5.40%, 12/01/27......................              $1,890    $   1,690,151
NR    Collier Cnty IDR
      (Southern St Util)
      Ser 96 AMT
      6.50%, 10/01/25......................               4,605        4,593,303
AAA   Dade Cnty Arpt Rev
      (Miami Int'l)
      MBIA Ser 95B AMT
      6.00%, 10/01/24......................               9,730        9,729,416
Baa1  Escambia Cnty PCR (Champion Intl Corp)
      Ser 96 AMT
      6.40%, 9/01/30(a)....................               5,000        4,812,100
AAA   Florida HFA (Hsg Logans Pointe Apts)
      Ser 99 AMT
      6.00%, 6/01/39.......................               6,630        6,635,105
AAA   Florida HFA (Hsg Turtle Creek Apts Proj)
      AMBAC Ser 96C AMT
      6.20%, 5/01/36.......................               3,245        3,257,137
AAA   Florida HFA SFMR (Home Mtg)
      Ser 95A AMT
      6.65%, 1/01/24.......................               6,575        6,730,170
AAA   Florida HFC MFHR (Crossing at Univ Apt)
      AMBAC Ser 98Q-1 AMT
      5.25%, 12/01/38......................               6,545        5,697,946
NR    Lee Cnty Comm Fac (Stoneybrook)
      Ser 98
      5.70%, 5/01/08.......................               3,000        2,875,470
NR    Lee Cnty Comm Fac Dist (Herons Glen)
      Ser 99
      5.90%, 5/01/19.......................               5,380        4,792,127
Aaa   Manatee Cnty HFA SFMR (Mtg Rev)
      GNMA Ser 99 AMT
      6.25%, 11/01/28(a)...................               1,000        1,027,030
NR    Northern Palm Beach Cnty Imp Dist #9A
      (ABACOA)
      Ser 96A
      7.20%, 8/01/16.......................               1,950        2,023,203
      7.30%, 8/01/27.......................               9,600       10,020,672
NR    Orlando Asses Dist (Conroy Rd Proj)
      Ser 98A
      5.80%, 5/01/26.......................               3,250        2,792,563
Baa2  Volusia Cnty Ed Fac
      (Embry-Riddle Aero Univ)
      Ser A
      5.75%, 10/15/29(a)...................               2,000        1,850,900
                                                                    ------------
                                                                      96,027,807
                                                                    ------------


--------------------------------------------------------------------------------
14 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)            Value
--------------------------------------------------------------------------------

      Georgia - 2.7%
AAA   Atlanta Arpt Fac Rev
      MBIA AMT
      Zero coupon, 1/01/10.................             $30,535    $  17,282,505
                                                                    ------------

      Illinois - 1.5%
Aaa   Chicago HFA SFMR (Mtg Rev)
      GNMA/FNMA Ser 99A AMT
      6.35%, 10/01/30(a)...................               2,500        2,536,775
Aaa   Chicago SFMR (Mtg Rev)
      GNMA/FNMA Ser 99C AMT
      7.05%, 10/01/30(a)...................               2,140        2,277,752
Aaa   Chicago SFMR
      GNMA/FNMA Ser 98A-1 AMT
      6.45%, 9/01/29(a)....................               2,565        2,660,059
Aaa   Chicago SFMR
      GNMA/FNMA Ser 98C-1 AMT
      6.30%, 9/01/29(a)....................               1,990        2,036,685
                                                                    ------------
                                                                       9,511,271
                                                                    ------------

      Indiana - 1.6%
BBB   Indianapolis Arpt Auth Spec Fac
      (Federal Express)
      Ser 98 AMT
      5.50%, 5/01/29.......................               3,500        2,912,245
AA    Warrick Cnty PCR
      (So Indiana Gas & Elec Co)
      Ser 93B AMT
      6.00%, 5/01/23.......................               7,290        7,112,561
                                                                    ------------
                                                                      10,024,806
                                                                    ------------

      Maryland - 0.2%
NR    Maryland IDA Eco Dev (Med Waste Assoc)
      Ser 89 AMT
      8.75%, 11/15/10(b)...................               1,365        1,023,750
                                                                    ------------

      Massachusetts - 9.5%
BBB-  Massachusetts Dev Fin Agy Ed Fac
      (Regis College)
      Ser 98
      5.50%, 10/01/28......................               5,865        4,989,414
AAA   Massachusetts HFA SFMR
      (Residential Mtg)
      FSA Ser 71 AMT
      5.65%, 6/01/31.......................              11,050       10,118,706
AAA   Massachusetts HFA MFHR (Rental Hsg)
      AMBAC Ser 99B AMT
      5.55%, 7/01/40.......................               7,895        7,137,870


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 15

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)            Value
--------------------------------------------------------------------------------

AAA   Massachusetts HFA MFHR (Rental Hsg)
      MBIA Ser 99H AMT
      6.65%, 7/01/41.......................             $18,480    $  18,640,591
AAA   Massachusetts Ind Fin Auth MFHR
      (Heights Crossing)
      FHA Ser 95 AMT
      6.15%, 2/01/35.......................               2,000        1,949,420
AA-   Massachusetts Port Auth
      Ser 99D AMT
      6.00%, 7/01/29.......................               2,100        2,060,121
AAA   Massachusetts Port Auth Spec Fac
      (Boston Fuel Corp)
      MBIA Ser 97 AMT
      6.00%, 7/01/36.......................              15,360       15,135,283
                                                                    ------------
                                                                      60,031,405
                                                                    ------------

      Michigan - 4.0%
BB-   Detroit Tax Increment (Daimler/Chrysler
      Jefferson No Assembly Plant)
      Ser 98A
      5.50%, 5/01/21.......................               1,000          880,000
AAA   Michigan HDA MFHR (Rental Hsg Rev)
      AMBAC Ser 97A AMT
      6.10%, 10/01/33......................               8,400        8,351,952
AAA   Michigan HDA MFHR (Rental Hsg Rev)
      MBIA Ser 99A AMT
      5.30%, 10/01/37......................              14,520       12,662,892
AA+   Michigan HDA SFMR (Mtg Rev)
      Ser 96B AMT
      6.20%, 6/01/27.......................               3,255        3,237,879
AAA   Michigan Strategic Fund PCR
      (Detroit Edison)
      MBIA Ser 95AA
      6.40%, 9/01/25.......................                 245          252,470
                                                                    ------------
                                                                      25,385,193
                                                                    ------------

      Minnesota - 6.1%
A     Bass Brook PCR (Minn Pwr & Light)
      Ser 92
      6.00%, 7/01/22.......................                 450          418,257
AAA   Brooklyn Park MFHR (Brooks Landing)
      FNMA Ser 99A AMT
      5.50%, 7/01/19.......................               1,355        1,277,155
      5.60%, 7/01/24.......................               1,370        1,275,073
AAA   Duluth Arpt Lease Rev ST Secured GO
      Ser 95C AMT
      6.25%, 8/01/14.......................               3,540        3,647,793


--------------------------------------------------------------------------------
16 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)            Value
--------------------------------------------------------------------------------

A-    Minneapolis
      (Common Bond Fund Cmty Dev Agy)
      Ser 97-2
      6.20%, 6/01/17.........................            $1,795    $   1,821,548
AAA   Minneapolis MFHR (Riverside Plaza Proj)
      GNMA Ser 98 AMT
      5.20%, 12/20/30........................             4,400        3,857,348
AAA   Minneapolis-St Paul Metropolitan Arpt Rev
      FGIC Ser 99B AMT
      5.625%, 1/01/16........................             7,920        7,777,915
A     Minnesota Agricultural & Eco Dev Auth
      (Fairview Hlth Care)
      Series 00A
      6.375%, 11/15/29.......................             3,220        3,062,252
NR    Minnesota Agricultural & Eco Dev Auth
      (Minn Small Bus Dev Loan Lot 1)
      Ser 96A AMT
      6.75%, 8/01/16.........................             1,450        1,498,807
NR    Minnesota Agricultural & Eco Dev Auth
      (Minn Small Bus Dev Loan Lot 1)
      Ser 96B AMT
      7.00%, 8/01/16.........................               750          767,955
AA+   Minnesota HFA SFMR (Home Mtg)
      Ser 96F AMT
      6.30%, 1/01/28.........................             4,015        4,041,218
AA+   Minnesota HFA SFMR (Home Mtg)
      Ser 93-C2 AMT
      6.15%, 7/01/23.........................             2,090        2,077,021
AA+   Minnesota HFA SFMR (Home Mtg)
      Ser 96G AMT
      6.25%, 7/01/26.........................             5,400        5,412,420
Baa1  Minnesota Higher Ed Fac Auth
      (Hamline Univ)
      Ser 99-5B
      6.00%, 10/01/29(a).....................             1,250        1,232,925
                                                                    ------------
                                                                      38,167,687
                                                                    ------------

      Mississippi - 1.2%
BBB+  Adams Cnty Envirn Impt PCR
      (Intl Paper Co)
      Ser 99A AMT
      6.25%, 9/01/23.........................             6,000        5,785,620
BBB+  Warren Cnty Envirn Impt PCR (Intl Paper)
      Ser 99A AMT
      6.25%, 9/01/23.........................             1,800        1,735,686
                                                                    ------------
                                                                       7,521,306
                                                                    ------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 17

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)            Value
--------------------------------------------------------------------------------

      New Hampshire - 1.5%
BB+   New Hampshire PCR
      (Conn Pwr & Light Co Proj)
      Ser 86 AMT
      5.90%, 11/01/16......................             $10,000    $   9,180,600
                                                                    ------------

      New Jersey - 8.6%
BBB   New Jersey Eco Dev Auth PCR (NUI Corp)
      Ser 98A AMT
      5.25%, 11/01/33......................               7,000        5,722,080
AAA   New Jersey Eco Dev Auth PCR
      (Pub Svc Elec & Gas)
      MBIA Ser 94A AMT
      6.40%, 5/01/32.......................               5,000        5,152,600
BB    New Jersey Eco Dev Auth Spec Fac
      (Continental Airlines)
      Ser 99 AMT
      6.40%, 9/15/23.......................              25,000       23,529,500
      6.625%, 9/15/12......................               2,000        2,029,300
A+    New Jersey Hsg & Mtg Fin Agy MFHR
      (Sect 8 Assist)
      Ser 1
      6.70%, 11/01/28......................               2,765        2,854,503
AAA   New Jersey Hsg & Mtg Fin MFHR
      (Pooled Loan)
      AMBAC Ser 96A AMT
      6.25%, 5/01/28.......................               5,000        5,046,850
AAA   New Jersey Hsg & Mtg Fin Rev SFMR
      (Home Buyer Rev)
      MBIA AMT
      5.90%, 10/01/29......................              10,350        9,931,653
                                                                    ------------
                                                                      54,266,486
                                                                    ------------

      New York - 12.4%
AAA   Islip Res Rec Agy
      AMBAC Ser 94B AMT
      6.125%, 7/01/12......................               2,020        2,078,661
A     New York (Tobacco Settlement)
      TSASC
      Ser 99-1
      6.375%, 7/15/39......................              37,400       37,208,512
A-    New York GO
      Ser 97A
      6.25%, 8/01/17.......................              11,850       12,241,287
AA    NYS Dorm Auth Rev (Long Island Univ)
      Ser 99
      5.25%, 9/01/28.......................               1,400        1,213,744


--------------------------------------------------------------------------------
18 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)            Value
--------------------------------------------------------------------------------

AAA   NYS Energy Res & Dev Auth PCR
      (NYS Elec & Gas Sec)
      MBIA Ser 88A AMT
      5.95%, 12/01/27......................             $ 5,700    $   5,593,695
AAA   NYS Energy Res & Dev Auth PCR
      (NYS Elec & Gas)
      MBIA Ser 87A AMT
      6.15%, 7/01/26.......................               5,900        5,988,028
Aa1   NYS Mtg Agy SFMR (Home Mtg)
      Ser 82 AMT
      5.65%, 4/01/30(a)....................              15,200       13,889,000
                                                                    ------------
                                                                      78,212,927
                                                                    ------------

      Ohio - 5.9%
AAA   Cleveland Arpt Rev (Cleveland Int'l)
      FGIC Ser 94A AMT
      6.25%, 1/01/20.......................               6,500        6,604,390
AAA   Ohio Air Quality Dev Auth PCR (JMG Co)
      AMBAC Ser 94B AMT
      6.375%, 4/01/29......................               5,700        5,815,026
AAA   Ohio HFA AGY SFMR (Residental Dev)
      GNMA Ser 97 AMT
      6.15%, 3/01/29.......................               4,000        3,941,160
AAA   Ohio HFA SFMR (Residential Mtg)
      GNMA Ser 94B-2 AMT
      6.70%, 3/01/25.......................               4,265        4,368,042
AAA   Ohio HFA SFMR (Residential Mtg)
      GNMA Ser 99C AMT
      5.75%, 9/01/30.......................               8,595        8,112,907
A+    Ohio Wtr Dev Auth Swr Rev
      (Anheuser-Busch Proj)
      Ser 99 AMT
      6.00%, 8/01/29.......................               1,000          967,800
BB+   Ohio Wtr Dev Auth PCR (Cleveland Elec)
      Ser 97A AMT
      6.10%, 8/01/20.......................               2,000        1,818,500
Baa2  Toledo Lucas Cnty Port Fac (CSX Transp)
      Ser 92
      6.45%, 12/15/21(a)...................               5,350        5,263,811
                                                                    ------------
                                                                      36,891,636
                                                                    ------------

      Pennsylvania - 9.1%
AAA   Allegheny Cnty Arpt Rev
      (Gtr Pittsburgh Int'l)
      FSA
      Ser 92B AMT
      6.625%, 1/01/22......................               3,315        3,431,025
BBB-  Allegheny Cnty IDA PCR (USX Corp)
      Ser 98
      5.50%, 12/01/29......................              14,000       11,724,860


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 19

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)            Value
--------------------------------------------------------------------------------

Aaa   Allegheny Cnty MFHR
      (Green Meadow Apts)
      GNMA Ser 98A-1 AMT
      5.125%, 10/20/40(a)..................             $ 2,100    $   1,773,744
BBB+  Bradford Cnty IDA Solid Waste (Intl Paper)
      Ser 95A AMT
      6.60%, 3/01/19.......................               2,500        2,511,950
BB-   New Morgan IDA Solid Waste
      (Browning Ferris)
      Ser 94 AMT
      6.50%, 4/01/19.......................               4,000        3,643,840
AA+   Pennsylvania HFA SFMR (Home Mtg)
      Ser 99-66A AMT
      5.65%, 4/01/29.......................              15,950       14,648,321
AA+   Pennsylvania HFA SFMR (Home Mtg)
      Ser 99-67A AMT
      5.90%, 10/01/30......................               9,020        8,592,001
AA+   Pennsylvania HFA SFMR (Home Mtg)
      Ser 99-68A AMT
      6.15%, 10/01/30......................               7,000        6,914,110
AAA   Philadelphia Aprt Sys Rev
      AMBAC Ser 95A AMT
      6.10%, 6/15/25.......................               4,000        4,017,960
                                                                    ------------
                                                                      57,257,811
                                                                    ------------

      Tennessee - 1.3%
BBB   Memphis Shelby Cnty Spec Fac
      (Federal Express)
      Ser 93 AMT
      6.20%, 7/01/14.......................               8,000        7,924,960
                                                                    ------------

      Texas - 8.2%
BBB   Alliance Arpt Auth Spec Fac
      (Federal Express)
      Ser 96 AMT
      6.375%, 4/01/21......................              10,300        9,981,730
BBB-  Alliance Arpt Auth Fac Imp
      (American Airlines)
      Ser 90 AMT
      7.50%, 12/01/29......................               6,890        7,035,861
BBB-  Dallas Fort Wrth Texas Arpt Fac Imp
      (American Airlines)
      Ser 99 AMT
      6.375%, 5/01/35......................              15,000       14,095,950
BB    Harris Cnty Arpt Rev (Continental Airlines)
      Ser 98 AMT
      5.375%, 7/01/19......................               3,155        2,600,950
BB    Houston Arpt Fac Rev (Continental Airlines)
      Ser 97B AMT
      6.125%, 7/15/27......................               8,000        7,021,760


--------------------------------------------------------------------------------
20 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        NATIONAL PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)            Value
--------------------------------------------------------------------------------

BB    Houston Arpt Rev (Continental Airlines)
      Ser C AMT
      5.70%, 7/15/29.......................              $5,000    $   4,079,450
AAA   Houston Arpt Sys Rev
      FGIC Ser 98B AMT
      5.00%, 7/01/25.......................               7,750        6,553,013
                                                                    ------------
                                                                      51,368,714
                                                                    ------------

      Virginia - 3.1%
Baa2  Bedford Cnty IDA
      (Nekoosa Pkg/GA-Pacific)
      Ser 99 AMT
      6.55%, 12/01/25(a)...................               9,300        9,253,686
AA-   Metro Washington Arpt Auth Rev
      Ser 97B AMT
      5.50%, 10/01/23......................               4,710        4,382,043
AA+   Virginia HDA MFHR (Rental Hsg)
      Ser 99F AMT
      5.25%, 5/01/22.......................               5,165        4,600,155
AA+   Virginia HDA SFMR (Commonwealth Mtg)
      Ser 96B AMT
      6.375%, 1/01/26......................               1,540        1,551,997
                                                                    ------------
                                                                      19,787,881
                                                                    ------------

      Wisconsin - 0.4%
AA    Wisconsin GO (Veterans Hsg)
      Ser 99-1 AMT
      5.30%, 5/01/20.......................               2,505        2,284,685
                                                                    ------------

      Total Long Term Municipal Bonds
        (cost $623,488,827)................                          625,879,954
                                                                    ------------

      Short Term Municipal Notes(c) - 1.7%
      Pennsylvania - 0.3%
A-1   Northampton GO (Citizens Util Co Proj)
      Ser 98 AMT
      5.05%, 9/01/18.......................               1,800        1,800,000
                                                                    ------------

      Tennessee - 0.5%
A-1+  Wilson Cnty IDB (Briskin Mfg Co Proj)
      Ser 99 AMT
      5.20%, 7/01/29.......................               3,300        3,300,000
                                                                    ------------

      Texas - 0.1%
A-1+  WestSide Calhoun PCR (BP Chem Proj)
      Ser 00 AMT
      6.20%, 10/01/30......................                 600          600,000
                                                                    ------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 21

------------------------
      NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------
      Utah - 0.6%
A-1+  Salt Lake Cnty PCR (BP Oil Proj)
      Ser 94B
      5.80%, 8/01/07.......................              $4,000   $   4,000,000
                                                                   ------------

      Washington - 0.2%
Aa3   Port Seattle (Sub Lien)
      Ser 97 AMT
      5.25%, 9/01/22(a)....................               1,000       1,000,000
                                                                   ------------

      Total Short Term Municipal Notes
        (cost $10,700,000).................                          10,700,000
                                                                   ------------

      Total Investments - 101.2%
        (cost $634,188,827)................                         636,579,954
      Other assets less liabilities - (1.2%)                         (7,788,654)
                                                                   ------------

      Net Assets - 100%....................                       $ 628,791,300
                                                                  =============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      INSURED NATIONAL PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------

       Municipal Bonds - 103.3%

       Long Term Municipal Bonds - 101.8%
       Alaska - 17.3%
AAA    Alaska Hsg Fin Corp MFHR (Mtg Rev)
       MBIA Ser 96A
       6.05%, 12/01/17......................            $ 1,400   $   1,416,842
AAA    Alaska Hsg Fin Corp SFMR (Mtg Rev)
       MBIA Ser 97A
       6.00%, 6/01/27.......................             25,000      24,442,500
       6.10%, 12/01/37......................             10,000       9,825,800
                                                                   ------------
                                                                     35,685,142
                                                                   ------------

       Arizona - 2.2%
AAA    Mesa IDA Hlth Fac (Discovery Hlth Sys)
       MBIA Ser 99A
       5.75%, 1/01/25.......................              3,570       3,491,460
AAA    Tempe MFHR (Quadrangles)
       FHA Ser 93A
       6.25%, 6/01/26.......................              1,110       1,121,444
                                                                   ------------
                                                                      4,612,904
                                                                   ------------

       California - 2.5%
NR     Corona Comm Fac Dist #97-2 (Eagle Glen)
       Ser 98
       5.75%, 9/01/16.......................              2,505       2,295,156
NR     Los Angeles Cnty Comm Fac Dist #92-1
       (Castaic Union SD/Northlake Proj)
       Ser 92
       9.00%, 10/01/19......................              2,710       2,920,892
                                                                   ------------
                                                                      5,216,048
                                                                   ------------

       Colorado - 3.0%
AAA    Denver City & Cnty (Arpt Sys Rev)
       MBIA Ser 95A
       5.70%, 11/15/25......................              6,375       6,086,531
                                                                   ------------

       Florida - 5.1%
A      Miami Dade Cnty HFA MFHR
       (Country Club Villas Apts)
       Ser 99A
       6.20%, 10/01/39......................              5,145       4,997,287
AA-    Orlando Util Comm (Wtr & Elec)
       Ser 93B
       6.759%, 10/06/17.....................              4,550       4,449,855


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 23

--------------------------
INSURED NATIONAL PORTFOLIO
  PORTFOLIO OF INVESTMENTS
--------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------

A      Suwannee Cnty Hlth Fac (Advent Christian)
       ACA Ser 99
       5.25%, 4/01/24.......................            $ 1,300   $   1,098,591
                                                                   ------------
                                                                     10,545,733
                                                                   ------------

       Illinois - 6.9%
AAA    Chicago Parking Rev (Lakefront Facs)
       MBIA Ser 98
       5.125%, 1/01/28......................              4,500       3,931,245
AAA    Illinois Hlth Fac Auth (Alexian Brothers Hlth)
       FSA Ser 99
       5.125%, 1/01/28......................              6,145       5,258,399
AAA    Metro Pier & Expo Auth
       (McCormick Place Expo)
       FGIC Ser 93A
       Zero coupon, 6/15/19.................             15,850       5,016,050
                                                                   ------------
                                                                     14,205,694
                                                                   ------------

       Massachusetts - 10.9%
AAA    Massachusetts HFA MFHR
       (Residential Dev)
       AMBAC Ser 93A
       6.15%, 10/01/15......................              3,500       3,544,030
AA+    Massachusetts Hlth & Ed Fac
       (Wellesley College)
       Series 99F
       5.125%, 7/01/39......................             15,000      12,893,100
AA+    Massachusetts IDA (Groton School)
       Ser A
       5.00%, 3/01/28.......................              3,440       2,972,539
AAA    Massachusetts Muni Wholesale Elec
       (Pwr Supply Sys)
       MBIA Ser 92A
       6.00%, 7/01/18.......................              1,000       1,004,520

A    Massachusetts Trpk Auth
       (Metro Highway System)
       AMBAC Ser 99A
       5.00%, 1/01/39.......................              2,345       1,960,373
                                                                   ------------
                                                                     22,374,562
                                                                   ------------

       Michigan - 7.1%

AAA    Detroit Swr Sys Rev
       FGIC Ser 93A
       6.857%, 7/01/23(d)...................              8,400       9,019,500
AAA    Michigan Strategic Fund
       (Detroit Edison Co)
       MBIA Ser 95AA
       6.40%, 9/01/25.......................              3,075       3,168,757


--------------------------------------------------------------------------------
24 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      INSURED NATIONAL PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------

A      Michigan Strategic Fund PCR
       (General Motors Corp)
       Ser 95
       6.20%, 9/01/20.......................            $ 1,700   $   1,726,792
AA     Troy Downtown Dev Auth
       Ser 95A
       6.375%, 11/01/18.....................                700         723,324
                                                                   ------------
                                                                     14,638,373
                                                                   ------------

       Minnesota - 15.6%
Aaa    Eagan MFHR (Woodridge Apts)
       GNMA Ser 97A
       5.95%, 2/01/32(a)....................              1,000         985,850
Aaa    Little Canada MFHR
       (Cedars Lakeside Apt)
       GNMA Ser 97A
       5.95%, 2/01/32(a)....................              2,650       2,612,502
AAA    Minneapolis COP (Spec School Dist 1)
       MBIA Ser 96A
       5.90%, 2/01/17.......................              5,000       5,045,450
AAA    Minnesota Agric & Econ Dev Brd Hlth Fac
       (Benedictine Hlth Sys)
       MBIA Ser 99
       5.125%, 2/15/29......................              4,000       3,476,240
AAA    Minnesota HFA MFHR (Rental Hsg)
       MBIA Ser 95D
       6.00%, 2/01/22.......................              3,620       3,589,230
Aaa    Saint Paul MFHR (Wellington Proj)
       FHMLC Ser 99A
       5.10%, 2/01/24(a)....................              2,150       1,924,014
AA     Waconia Hlth Fac (Ridgeview Med Ctr)
       Asset Gty Ser 99A
       6.125%, 1/01/29......................             14,510      14,498,827
                                                                   ------------
                                                                     32,132,113
                                                                   ------------

       Nebraska - 1.6%
AAA    Nebraska Inv Fin Auth Hosp Rev
       (Bishop Clarkson Mem)
       MBIA Ser 91
       8.879%, 12/08/16(d)..................              3,000       3,235,770
                                                                   ------------

       New York - 4.7%
A-     New York City GO
       Ser 97A
       6.25%, 8/01/17.......................              9,400       9,710,388
                                                                   ------------

       Ohio - 2.2%
AAA    Ohio Air Quality Dev Auth (Ohio Pwr)
       AMBAC Ser 99C
       5.15%, 5/01/26.......................              5,000       4,431,000
                                                                   ------------


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 25

--------------------------
INSURED NATIONAL PORTFOLIO
  PORTFOLIO OF INVESTMENTS
--------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------

       Pennsylvania - 12.7%
AAA    Montgomery Cnty Hlth Fac
       (Holy Redeemer)
       AMBAC Ser 97A
       5.25%, 10/01/23......................            $ 4,315   $   3,853,467
AAA    Pennsylvania Gas Rev
       FSA 16th Ser
       5.25%, 7/01/29.......................              2,900       2,605,563
AA     Potter Cnty Hosp Auth Hosp Rev
       (Charles Cole Mem Hosp)
       Asset Gty Ser 96
       6.05%, 8/01/24.......................              4,340       4,328,586
AAA    Washington Cnty Auth (Capital Funding)
       AMBAC
       6.15%, 12/01/29......................             15,000      15,329,850
                                                                   ------------
                                                                     26,117,466
                                                                   ------------

       Rhode Island - 3.8%
AA     Rhode Island Eco Dev Auth
       (Providence Place Mall)
       6.125%, 7/01/20......................              8,000       7,734,400
                                                                   ------------

       Tennessee - 1.6%
AAA    Met Govt Nashville/Davidson
       Cnty Wtr Sys Rev
       AMBAC Ser 92
       7.628%, 1/01/22......................              3,000       3,220,200
                                                                   ------------

       Texas - 1.7%
AAA    Amarillo RIBS Hosp Rev
       (High Plains Baptist)
       FSA Ser 92B
       8.774%, 1/03/22......................              3,200       3,497,088
                                                                   ------------

       Virginia - 0.5%
AAA    Harrisonburg Redev & Hsg Auth MFHR
       (Battery Heights Assoc)
       GNMA Ser 96A
       6.25%, 4/20/36.......................              1,000       1,011,200
                                                                   ------------

       West Virginia - 2.4%
AAA    West Virginia Eco Dev (Parkway Proj)
       FGIC Ser 93
       7.129%, 5/16/19(d)...................              5,100       4,971,429
                                                                   ------------

       Total Long Term Municipal Bonds
         (cost $209,131,949)................                        209,426,041
                                                                   ------------


--------------------------------------------------------------------------------
26 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      INSURED NATIONAL PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------

       Short Term Municipal Notes - 1.5%
       Indiana - 1.5%
A-1    City of Indianapolis
       (Visiting Nurse Service Foundation)
       Ser 98
       5.15%, 3/01/13(c)
         (cost $3,100,000)..................             $3,100   $   3,100,000
                                                                   ------------

       Total Investments - 103.3%
         (cost $212,231,949)................                        212,526,041
       Other assets less liabilities - (3.3%)                        (6,714,358)
                                                                   ------------

       Net Assets - 100%....................                      $ 205,811,683
                                                                  =============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 27

--------------------------
        NEW YORK PORTFOLIO
  PORTFOLIO OF INVESTMENTS
--------------------------

NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2000(unaudited)

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------

BBB+   Essex Cnty IDR (Int'l Paper)
       Ser 95A AMT
       5.80%, 12/01/19......................            $ 7,000   $   6,424,810
Aaa    Glen Cove IDR
       (The Regency at Glen Cove)
       Ser 92B ETM
       Zero coupon, 10/15/19(a).............             35,010      10,146,598
Aaa    Horseheads NY GNMA CCRC
       (Appleridge Retrmt Comm Proj)
       Ser 99
       5.75%, 9/01/41(a)....................              4,000       3,783,520
Aa1    Monroe Cnty IDA (Southview Towers Proj)
       6.25%, 2/01/31(a)....................              1,130       1,117,683
AA     Monroe Cnty IDA Hgr Ed
       (St John Fisher Coll Asset Gty )
       Ser 99
       5.375%, 6/01/24......................              3,070       2,783,661
A-     Nassau Cnty (Tobacco Settlement Bonds)
       Ser 99-1
       6.60%, 7/15/39.......................             39,900      39,839,352
AAA    Nassau Cnty NY FSA Hlth Fac
       (Nassau Hlth Sys Rev)
       Ser 99
       5.75%, 8/01/29.......................             10,000       9,589,800
A-     New York City GO
       Ser 93D
       8.31%, 8/01/14.......................             10,000      10,376,100
A-     New York City GO
       Ser 96-J
       6.00%, 2/15/24.......................             11,200      11,114,656
Baa1   New York City IDR (American Airlines)
       Ser 90 AMT
       5.40%, 7/01/20(a)....................              3,500       3,014,025
BBB-   New York City IDR (American Airlines)
       Ser 94 AMT
       6.90%, 8/01/24.......................             12,000      12,297,120
BBB+   New York City IDR (British Airways)
       Ser 98 AMT
       5.25%, 12/01/32......................             27,805      23,147,662
A      New York City IDR (Terminal One LP)
       Ser 94 AMT
       6.125%, 1/01/24......................             36,500      35,584,580
AA     New York City Trans Fin Auth
       Ser 2000B
       6.00%, 11/15/29......................              6,000       6,051,000


--------------------------------------------------------------------------------
28 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      NEW YORK PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------

AAA    Niagara Frontier Trans Arpt Rev
       (Gtr Buffalo Int'l)
       AMBAC Ser 94A AMT
       6.25%, 4/01/24.......................            $16,125   $  16,418,314
AAA    Niagara Frontier Trans Rev
       (Buffalo Niagara)
       MBIA AMT
       5.625%, 4/01/29......................              3,900       3,649,542
Aaa    NYS Dorm Auth Rev (Brooklyn Hosp Ctr)
       FHA Ser 99
       5.20%, 2/01/39(a)....................              3,000       2,580,120
AA     NYS Dorm Auth Rev Asset 6th
       (Long Island Univ)
       Ser 99
       5.125%, 9/01/23......................              1,750       1,509,060
AAA    NYS Energy Res & Dev Auth
       (Brooklyn Union Gas)
       MBIA Ser 89B AMT
       6.75%, 2/01/24.......................              7,500       7,759,050
A+     NYS Energy Res & Dev Auth
       (Consolidated Edison)
       Ser 94A AMT
       7.125%, 12/01/29.....................             17,000      18,412,020
A-     NYS Energy Res & Dev Auth
       (Long Island Ltg Co)
       Ser 95A
       5.30%, 8/01/25.......................              7,500       6,629,850
AAA    NYS Energy Res & Dev Auth
       (Rochester Gas & Elec)
       MBIA AMT
       6.50%, 5/15/32.......................              6,460       6,639,007
AAA    NYS Energy Res & Dev Auth PCR
       (NYS Elec & Gas)
       MBIA Ser 87A AMT
       6.15%, 7/01/26.......................              9,100       9,235,772
AAA    NYS Energy Res & Dev Auth PCR
       (NYS Elec & Gas)
       MBIA Ser 88A AMT
       5.95%, 12/01/27......................              1,000         981,350
BBB-   NYS Envir Fac Auth IDR
       (Occidental Petroleum)
       Ser 93A AMT
       5.70%, 9/01/28.......................              6,950       6,018,214
AAA    NYS Envir Fac Corp Wtr Fac
       (Spring Valley Wtr)
       AMBAC Ser 94A AMT
       6.30%, 8/01/24.......................             11,800      12,054,526


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 29

--------------------------
        NEW YORK PORTFOLIO
  PORTFOLIO OF INVESTMENTS
--------------------------

Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------

Aa1    NYS HFA MFHR
       (Westchester/Onondaga/ Rockland Proj)
       Ser 92F AMT
       6.70%, 8/15/25(a)....................            $ 6,000   $   6,151,680
Aa1    NYS Mtg Agy SFMR (Homeowner Mtg)
       Ser 84 AMT
       5.95%, 4/01/30(a)....................             27,995      26,972,343
Aa1    NYS Mtg Agy SFMR
       Ser 46 AMT
       6.65%, 10/01/25(a)...................             18,280      18,719,999
A      Oneida County IDA (Mohawk Valley Proj)
       ACA Ser 99
       5.35%, 3/15/29.......................              1,000         884,520
A+     Onondaga Cnty IDA
       (Anheuser Busch Swr Rev)
       Ser 99 AMT
       6.25%, 12/01/34......................              3,500       3,507,280
AAA    Onondaga Cnty PCR
       (Bristol-Myers Squibb)
       AMT
       5.75%, 3/01/24.......................              4,000       3,849,200
AAA    Port Auth of NY & NJ (JFK Int'l Proj)
       MBIA Ser 97-6 AMT
       5.75%, 12/01/22......................             10,685      10,356,436
AA-    Port Auth of NY & NJ Cons Rev (95th Ser)
       AMT
       6.125%, 7/15/29......................             16,075      16,200,867
AAA    Port Auth of NY & NJ Cons Rev (96th Ser)
       FGIC AMT
       6.60%, 10/01/23......................              1,000       1,041,610
NR     Suffolk County IDR
       (Nissequogue Cogen Fac)
       Ser 98 AMT
       5.50%, 1/01/23.......................              3,000       2,656,950
A      New York (Tobacco Settlement)
       TSASC Ser 99-1
       6.375%, 7/15/39......................             13,300      13,231,904
AAA    Yonkers IDA Hlth Fac (Malotz Pavil Proj)
       MBIA Ser 99
       5.65%, 2/01/39.......................              4,500       4,225,185
                                                                   ------------


--------------------------------------------------------------------------------
30 o ALLIANCE MUNICIPAL INCOME FUND

                                                      --------------------------
                                                      NEW YORK PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                      --------------------------

  Standard &                                            Principal
Poor's                                                   Amount
Ratings                                                   (000)           Value
--------------------------------------------------------------------------------

     Total Investments - 98.9%
         (cost $366,330,837)................                      $ 374,955,366
       Other assets less liabilities - 1.1%.                          4,125,290
                                                                   ------------

       Net Assets - 100%....................                      $ 379,080,656
                                                                  =============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 31

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

         Municipal Bonds - 95.9%

         Long Term Municipal Bonds - 94.6%
         California - 89.5%
NR       Alameda Assess Dist
         (Harbor Bay Bus Park)
         Ser 98
         5.00%, 9/02/05.....................................         $ 1,870             $ 1,807,953
         5.50%, 9/02/12.....................................           9,830               9,294,757
AAA      Assoc Bay Area Gov MFHR
         (Civic Cntr Dr Apt)
         Ser 99-A AMT
         5.875%, 3/01/32....................................          16,880              16,416,982
NR       Calabasas Comm Fac Dist
         98-1 Spec Tax
         5.75%, 9/01/28.....................................           1,000                 866,260
NR       California Comm Dev Auth COP
         (Windward Sch)
         6.90%, 9/01/23.....................................           2,000               2,014,820
BB+      California Comm Dev Auth Spec Fac
         (United Airlines)
         Ser A AMT
         5.70%, 10/01/33....................................           5,000               4,280,200
AAA      California GO (Veterans Hsg)
         AMBAC Ser 95 AMT
         6.20%, 12/01/32....................................           3,000               3,054,180
AA-      California GO (Veterans Hsg)
         Ser 00BJ9/10 AMT
         6.00%, 12/01/24....................................           7,000               7,013,090
         6.05%, 12/01/32....................................           8,000               7,954,400
AAA      California GO (Veterans Hsg)
         Ser 95 AMT
         6.375%, 2/01/27....................................           4,835               4,840,125
         6.40%, 2/01/20.....................................          21,000              21,018,270
AAA      California HFA MFHR (Home Mtg Rev)
         AMBAC Ser 96H AMT
         6.20%, 2/01/27.....................................           8,000               8,034,880
AAA      California HFA MFHR (Home Mtg Rev)
         MBIA Ser 91A AMT
         7.20%, 2/01/26.....................................           3,450               3,565,955
AAA      California HFA MFHR (Home Mtg Rev)
         MBIA Ser 91C AMT
         7.00%, 8/01/23.....................................           1,475               1,515,681
AAA      California HFA MFHR (Home Mtg Rev)
         MBIA Ser 97I AMT
         5.75%, 2/01/29.....................................          14,075              13,427,831


--------------------------------------------------------------------------------
32 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

A+       California HFA MFHR
         (Multi-Unit Rental Hsg)
         Ser 92A AMT
         6.50%, 2/01/14.....................................         $ 4,865             $ 4,965,997
AA-      California HFA SFMR (Home Mtg Rev)
         Ser 94E AMT
         6.70%, 8/01/25.....................................           6,395               6,575,339
AAA      California HFA SFMR (Home Mtg Rev)
         Ser 95A-2 AMT
         6.45%, 8/01/25.....................................          10,865              11,066,546
AA       California HFA SFMR (Home Mtg Rev)
         Ser 99A-2 AMT
         5.25%, 8/01/26.....................................           7,450               6,571,123
AAA      California HFA SFMR (Home Mtg Rev)
         Ser R AMT
         6.15%, 8/01/27.....................................           3,285               3,289,205
AAA      California HFA SFMR (Mtg Rev)
         Ser 97M AMT
         5.60%, 8/01/29.....................................           4,350               4,043,325
A        California Infr & Eco Dev Bank
         (American Ctr/Wine Food & Art)
         Ser 99 ACA
         5.75%, 12/01/24....................................           3,000               2,848,740
A        California Poll Ctl Fin Auth
         (Tracy Material Recovery)
         Ser 99A ACA AMT
         5.70%, 8/01/14.....................................           3,670               3,672,019
BB-      California Poll Ctl Fin Auth PCR
         (Keller Canyon/Browning-Ferris Ind)
         Asset Gty Ser 92 AMT
         6.875%, 11/01/27...................................           5,000               4,812,300
AA-      California Poll Ctl Fin Auth PCR
         (Pacific Gas & Elec)
         Ser 93A AMT
         5.875%, 6/01/23....................................          45,345              43,492,657
AA-      California Poll Ctl Fin Auth PCR
         (Pacific Gas & Elec)
         Ser 93B AMT
         5.85%, 12/01/23....................................          56,000              53,518,080
AA-      California Poll Ctl Fin Auth PCR
         (San Diego Gas & Elec)
         Ser 93A-C AMT
         5.85%, 6/01/21.....................................          32,335              31,719,341
AAA      California Poll Ctl Fin Auth PCR
         (So Calif Edison)
         MBIA Ser 99C AMT
         5.55%, 9/01/31.....................................           7,950               7,393,818


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 33

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

A+       California Poll Ctl Fin Auth PCR
         (So Calif Edison)
         Ser 92B AMT
         6.40%, 12/01/24....................................         $21,030             $21,521,261
AAA      California Rural MFA SFMR (Mtg Rev)
         GNMA/FNMA Ser 99A AMT
         5.40%, 12/01/30....................................           5,000               4,478,150
AAA      California Rural SFMR (Mtg Rev)
         GNMA/FNMA Ser B AMT
         6.25%, 12/01/31....................................           2,500               2,508,250
NR       California Statewide Comm Dev Auth
         (San Diego Space & Science Fndt)
         Ser 96
         7.50%, 12/01/16....................................           3,315               3,624,488
NR       California Statewide Comm Dev Auth
         (Sonoma Cntry Day Sch)
         Ser 99
         6.00%, 1/01/29.....................................          14,000              13,025,320
BB+      California Statewide Comm Dev Auth
         (United Airlines)
         Ser 97 AMT
         5.625%, 10/01/34...................................          26,000              21,962,720
AAA      California Statewide Comm Dev Auth
         MFHR (Santa Paula VLG Apt)
         FNMA Ser 98D AMT
         5.43%, 5/01/28.....................................           2,090               1,893,812
NR       Capistrano Sch Dist Comm Fac #98-2
         (Ladera)
         Ser 99
         5.70%, 9/01/20.....................................           9,500               8,394,580
AAA      Castaic Lake Water Agy (Wtr Sys Imp Proj)
         AMBAC Ser 99A
         Zero coupon, 8/01/29...............................          10,445               1,776,590
NR       Chino Comm Fac Dist #99-1
         (Spectrum West)
         6.35%, 9/01/29.....................................           3,000               2,876,730
A-1+     Chula Vista PCR (San Diego Gas & Elec)
         Ser 92A AMT
         6.40%, 12/01/27....................................          28,240              29,416,761
Aaa      Contra Costa Cnty MFHR
         (Byron Park Proj)
         GNMA Ser 93A AMT
         6.40%, 1/20/31(a)..................................          11,860              12,093,523
NR       Corona Comm Fac Dist #97-2
         (Eagle Glen)
         5.875%, 9/01/23....................................           3,260               2,918,972
NR       Corona Comm Fac Dist #97-2
         (Eagle Run)
         5.875%, 9/01/23....................................           3,345               2,998,993


--------------------------------------------------------------------------------
34 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

NR       Encinitas Comm Fac Dist #1
         (Encinitas Ranch)
         Ser 98A
         5.30%, 9/01/07.....................................         $ 1,295             $ 1,257,341
         5.70%, 9/01/12.....................................           4,270               4,075,800
         5.875%, 9/01/20....................................          10,020               9,070,906
NR       Encinitas Rec Rev
         (Encinitas Ranch Golf Course)
         Ser 96A
         7.75%, 9/01/26.....................................          10,660              11,315,270
NR       Fairfield Assess Dist
         (No Cordelia Imp Dist)
         Ser 93
         7.375%, 9/02/18....................................           2,355               2,436,836
NR       Fontana Comm Fac Dist #11
         (Heritage West End)
         Ser 99A
         6.50%, 9/01/27.....................................           2,350               2,221,079
         6.50%, 9/01/28.....................................           8,150               7,678,278
NR       Fontana Comm Fac Dist #12 Spec Tax
         6.625%, 9/01/30....................................           7,250               7,005,965
NR       La Verne Comm Fac Dist #88-1 Spec Tax
         Ser 98
         5.875%, 3/01/14 ...................................           6,710               6,424,355
Aa       Lancaster Redev Agy FHA MFHR
         (High Valley Apts)
         Ser 96A
         6.00%, 6/01/27(a)..................................           4,170               4,125,715
AA-      Long Beach Port Fac (Harbor Rev)
         Ser 93 AMT
         5.125%, 5/15/18....................................          17,325              15,705,459
AAA      Los Angeles Cnty Arpt (Ontario Int'l Arpt)
         FGIC Ser 96A AMT
         6.00%, 5/15/22.....................................          12,780              12,779,617
NR       Los Angeles Cnty Comm Fac Dist #92-1
         (Castaic Union SD/Northlake)
         Ser 92
         9.00%, 10/01/19....................................           1,500               1,616,730
AAA      Los Angeles Cnty Comm Redev
         (Bunker Hill Proj)
         FSA Ser 93H
         5.60%, 12/01/28....................................           9,000               8,688,960
AAA      Los Angeles Cnty Trans Comm
         FGIC Series 91B
         6.50%, 7/01/15.....................................           4,000               4,149,000
BB       Los Angeles Comm Redev MFHR
         (Grand Ctrl Proj)
         Ser 93A AMT
         5.85%, 12/01/26....................................           4,030               3,664,600


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 35

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

AAA      Los Angeles Harbor Rev
         MBIA Ser 96B AMT
         6.20%, 8/01/25.....................................         $10,000    $         10,238,400
AA       Los Angeles Harbor Rev
         Ser 95B AMT
         6.625%, 8/01/25....................................          24,000              24,705,600
AA       Los Angeles Harbor Rev
         Ser 96B AMT
         5.375%, 11/01/23...................................          13,250              12,167,077
AAA      No Calif Trans Agy Elec Rev
         (Calif-Oregon Trans)
         MBIA Ser 93A
         6.559%, 4/29/24....................................          21,750              19,425,577
NR       Novato Comm Fac Dist #94-1
         (Hamilton Field)
         Ser 95 ETM
         7.375%, 9/01/25....................................          12,400              13,104,320
AAA      Orange Cnty Arpt Rev (John Wayne Int'l)
         MBIA Ser 93 AMT
         5.50%, 7/01/18.....................................           4,500               4,310,325
NR       Orange Cnty Comm Fac Dist #99-1
         Spec Tax (Ladera Ranch)
         Ser A
         6.70%, 8/15/29.....................................           3,000               2,946,750
NR       Orange Cnty Comm Fac Dist #87-2
         (Portola Hills)
         Ser 91A Pre-refunded
         9.30%, 8/15/16.....................................           8,750               9,425,412
Aaa      Orange Cnty Sr Lien
         (Foothill/Eastern Corr Agy)
         Ser 95A
         Zero coupon, 1/01/24(a)............................          10,255               2,520,269
Aaa      Orange Cnty Sr Lien
         (Foothill/Eastern Corr)
         Ser 95A ETM
         Zero coupon, 1/01/15(a)............................          18,500               8,138,705
         Zero coupon, 1/01/25(a)............................          15,000               3,465,900
         Zero coupon, 1/01/27(a)............................          10,000               2,046,400
         Zero coupon, 1/01/28(a)............................          10,000               1,928,200
Aaa      Orange Cnty Sr Lien
         (Foothill/Eastern Transp Corr Agy)
         Ser 95A ETM
         Zero coupon, 1/01/30(a)............................          27,935               4,768,225


--------------------------------------------------------------------------------
36 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

AAA      Orange Cnty Sr Lien
         (San Joaquin Hills Transp Corr)
         Ser 93 ETM
         Zero coupon, 1/01/17...............................         $16,000             $ 6,181,760
         Zero coupon, 1/01/19...............................          20,000               6,733,000
         Zero coupon, 1/01/20...............................          20,000               6,315,200
         Zero coupon, 1/01/21...............................          20,000               5,931,800
         Zero coupon, 1/01/23...............................          35,000               9,147,600
         Zero coupon, 1/01/25...............................          18,100               4,182,186
AAA      Palm Springs COP
         Ser 91B ETM
         Zero coupon, 4/15/21...............................          41,500               9,999,010
AAA      Palm Springs Fin Auth Arpt Rev
         (Palm Springs Regional Arpt)
         MBIA Ser 92 AMT
         6.00%, 1/01/22.....................................           6,860               6,859,314
A-       Placer Cnty Res Rec
         (Wtrn Placer Wst Mgmt)
         Ser 94 AMT
         6.75%, 7/01/14.....................................           5,800               6,069,236
AAA      Port of Oakland
         MBIA Ser 92E AMT
         6.40%, 11/01/22....................................          23,370              23,917,793
BBB+     Port of Oakland Spec Fac
         (Mitsui OSK Lines)
         Ser 92A AMT
         6.80%, 1/01/19.....................................           3,700               3,837,455
NR       Riverside Cnty Asses Dist #161
         (Winchester Prop)
         Ser 94C
         10.00%, 9/02/14....................................           4,890               5,243,156
NR       Riverside Comm Fac Dist #90-1
         (Highlander Proj)
         Ser 91A
         8.50%, 9/01/15.....................................           2,000               2,106,980
NR       Roseville Comm Fac Dist #1
         (Highland Reserve)
         Ser 99
         6.30%, 9/01/25.....................................          10,000               9,433,200
NR       Roseville Comm Fac Dist #1
         (No Central Roseville)
         Ser 99
         5.00%, 9/01/04.....................................           1,015                 992,883
         5.80%, 9/01/17.....................................          15,250              14,274,000
AAA      Sacramento Cnty Arpt Sys Rev
         MBIA Ser 96A AMT
         5.90%, 7/01/24.....................................           5,050               4,972,886


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 37

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

NR       Sacramento Comm Fac Dist #97-01
         (No Natomas Proj)
         Ser 97A
         6.70%, 9/01/17.....................................         $ 6,615             $ 6,682,671
         6.75%, 9/01/27.....................................           9,370               9,465,668
NR       Sacramento Comm Fac Lease Rev
         (No Natomas Proj)
         Ser 99A
         6.25%, 9/01/23.....................................           6,435               6,073,289
NR       Sacramento Con Ctr Hotel
         (Sheraton Grand)
         Ser 99A
         6.25%, 1/01/30.....................................          13,000              11,805,950
NR       San Clemente Asses Dist 98-1
         Ser 99
         6.05%, 9/02/28.....................................           1,250               1,128,338
AAA      San Diego HFA MFHR (Rental Hsg Rev)
         Ser 98C AMT
         5.25%, 1/20/40.....................................           6,380               5,567,762
AAA      San Francisco City & Cnty Int'l Arpt
         AMBAC Ser 94 II-6 AMT
         6.60%, 5/01/24.....................................           5,000               5,218,050
AAA      San Francisco City & Cnty Int'l Arpt
         FGIC Ser 94 II-5 AMT
         6.50%, 5/01/24.....................................          11,000              11,424,600
AAA      San Francisco City & Cnty Int'l Arpt
         FGIC Ser 96-II AMT
         6.25%, 5/01/26.....................................           7,000               7,143,360
AAA      San Francisco City & Cnty Int'l Arpt
         MBIA Ser 10A AMT
         5.70%, 5/01/26.....................................           9,385               8,969,151
AAA      San Francisco Cty & Cnty Int'l Arpt
         MBIA Ser 93 AMT
         6.20%, 5/01/20.....................................           5,580               5,661,077
A        San Francisco Univ Ed Fac
         (Student Hsg Rev)
         ACA Ser 99
         5.25%, 7/01/32.....................................          18,000              15,423,660
AAA      San Jose Arpt Rev (San Jose Arpts)
         FGIC Ser 93 AMT
         5.70%, 3/01/18.....................................           8,825               8,650,177
NR       Santa Margarita Wtr Fac Dist #99-1
         (Talega)
         Ser 99
         6.20%, 9/01/20.....................................           5,330               5,052,787
         6.25%, 9/01/29.....................................          27,545              25,748,156
AAA      So Calif HFA SFMR
         GNMA/FNMA Ser 91B AMT
         6.90%, 10/01/24....................................           1,290               1,320,057


--------------------------------------------------------------------------------
38 o ALLIANCE MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        CALIFORNIA PORTFOLIO
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

AAA      So Calif HFA SFMR
         GNMA/FNMA Ser 92A AMT
         6.75%, 9/01/22.....................................         $ 1,020            $  1,038,391
AAA      So Tahoe Joint Pwr Fin Auth
         Ser 95A CAP MAC
         5.75%, 10/01/25....................................           3,000               2,964,300
AAA      Stockton Asses Dist (West 8th St Proj)
         Ser 99
         6.30%, 9/02/21.....................................           4,200               4,028,598
A-       Vacaville MFHR (Vacaville Comm Hsg)
         Ser 94A
         7.85%, 11/01/24....................................           4,625               4,824,892
BBB+     Westminster Redev Agy MFHR
         (Rose Garden Apt)
         Ser 93A AMT
         6.75%, 8/01/24.....................................           4,300               4,351,686
NR       Winchester Hills Comm Fac Dist 98-1
         (Winchester Hills)
         Ser 98A
         6.30%, 9/01/18.....................................           4,555               4,401,041
         6.375%, 9/01/28....................................           6,700               6,399,974
                                                                                        ------------
                                                                                         929,512,189
                                                                                        ------------

         Indiana - 2.9%
BB+      Indianapolis Arpt Auth
         (United Airlines Maint Ctr Proj)
         Ser 95A AMT
         6.50%, 11/15/31....................................          32,170              30,523,540
                                                                                        ------------
         Puerto Rico - 2.2%
AAA      Puerto Rico HFC SFMR (Home Mtg Rev)
         GNMA Ser 98 AMT
         5.20%, 12/01/32....................................          20,040              17,402,135
BBB-     Puerto Rico Port Auth
         (American Airlines)
         Series 96A AMT
         6.25%, 6/01/26.....................................           5,475               5,323,835
                                                                                        ------------
                                                                                          22,725,970
                                                                                        ------------

         Total Long Term Municipal Bonds
            (cost $962,646,438).............................                             982,761,699
                                                                                        ------------
         Short Term Municipal Notes(c) - 1.3%
         California - 1.3%
A-1+     Alameda Cnty IDR (Bat Pptys Llc)
         Ser 98 AMT
         5.20%, 3/01/28.....................................           3,000               3,000,000
A-1+     Alameda Cnty MFHR (Berkeleyan Project)
         Ser 98A
         3.40%, 4/01/28.....................................           4,500               4,500,000


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 39

------------------------
    CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

A-1+     California Pol Ctl PCR
         (Pacific Gas & Electric)
         Ser 97C
         5.80%, 11/01/26....................................          $5,800          $    5,800,000
                                                                                      --------------
         Total Short Term Municipal Notes
            (cost $13,300,000)..............................                              13,300,000
                                                                                      --------------

         Total Investments - 95.9%
            (cost $975,946,438).............................                             996,061,699
         Other assets less liabilities - 4.1%...............                              42,355,402
                                                                                      --------------

         Net Assets - 100%..................................                          $1,038,417,101
                                                                                      ==============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
40 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    INSURED CALIFORNIA PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

         California Municipal Bonds - 99.0%

         Long Term Municipal Bonds - 90.3%
AAA      California HFA MFHR (Home Mtg Rev)
         AMBAC Ser 95A
         6.25%, 2/01/37.....................................         $ 5,000             $ 5,048,250
A        California Infra & Eco Dev Bank
         (American Ctr/Wine Food & Arts)
         Ser 99 ACA
         5.80%, 12/01/29....................................           6,000               5,683,920
AAA      Capistrano Sch Dist GO
         FGIC Ser 2000A
         6.00%, 8/01/24.....................................           1,550               1,571,344
AAA      Castaic Lake Wtr Agy (Wtr Sys Imp Proj)
         AMBAC Ser 99A
         Zero coupon, 8/01/28...............................          10,445               1,892,738
AAA      Coronado Comm Dev Proj
         Tax Alloc FSA Ser 96
         6.00%, 9/01/26.....................................           8,700               8,784,216
AAA      Fontana Pub Fin Auth Tax Alloc
         (No Fontana)
         MBIA Ser 93A
         5.625%, 9/01/24....................................           8,805               8,571,051
AAA      Glendale Hlth Fac (Glendale Mem Hosp)
         CONNIE LEE Ser 95A
         5.60%, 11/15/25....................................           2,000               1,911,160
AAA      La Mirada Tax Alloc (Commercial Redev)
         FSA Ser 95B
         5.90%, 8/15/24.....................................           5,000               5,020,000
AAA      Los Angeles Cnty Metro Trans Auth
         MBIA Ser 93A
         5.625%, 7/01/18....................................           3,000               2,977,830
NR       Los Angeles Cnty Comm Fac Dist #3
         (Valencia/Newhall Area)
         Ser 95A
         7.125%, 9/01/20....................................           5,500               5,746,015
NR       Los Angeles Cnty Comm Fac Dist #92-1
         (Castaic Union SD Northlake Proj)
         Ser 92
         9.00%, 10/01/19....................................           4,500               4,850,190
AAA      Mojave Wtr Agy Imp Dist M
         (Morongo Basin Pipeline)
         FGIC Ser 96
         5.80%, 9/01/22.....................................          10,000               9,986,600
AAA      Orange Cnty (Foothill/Eastern Corr Agy)
         MBIA Ser 99
         5.00%, 1/15/16.....................................          15,000              14,096,700


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 41

----------------------------
INSURED CALIFORNIA PORTFOLIO
    PORTFOLIO OF INVESTMENTS
----------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

AAA      Orange Cnty (Saddleback Valley USD)
         FSA Ser 95A
         5.65%, 9/01/17.....................................         $ 2,000             $ 2,003,380
NR       Orange Cnty Comm Fac Dist #92-1
         (Las Flores/Capistrano USD)
         Ser 97 Pre-refunded
         7.10%, 9/01/21.....................................           3,200               3,539,392
AAA      Orange Cnty COP
         (Loma Ridge Data Ctr Proj)
         AMBAC
         6.00%, 6/01/21.....................................           1,000               1,002,960
AAA      Orange Cnty Recovery Certificates
         MBIA Ser 96A
         6.00%, 7/01/26.....................................           3,000               3,028,590
AAA      Palm Springs COP
         (Escrowed in Ref Corp Strips)
         Ser 91B
         Zero coupon, 4/15/21...............................          29,000               6,987,260
AAA      Rancho Wtr Dist Fin Auth
         AMBAC Ser 91 Pre-refunded
         8.824%, 8/17/21....................................           3,000               3,251,670
AAA      Redding COP (Elec Sys Rev)
         MBIA Ser 92A
         8.548%, 7/01/22....................................           2,000               2,284,420
AAA      Sacramento Muni Util Dist
         FGIC Ser 92A
         8.767%, 8/15/18(c).................................           2,500               2,674,550
AAA      Sacramento Muni Util Dist
         MBIA Ser 93E
         5.75%, 5/15/22.....................................           5,000               4,962,850
AAA      San Bernardino Cnty Redev
         (Ontario Proj #1)
         ETM MBIA Ser 93
         5.80%, 8/01/23.....................................          10,000               9,923,300
AAA      San Bernardino Tax Alloc
         (Joint Pwr Fin Auth)
         FSA Ser 95A
         5.75%, 10/01/25....................................           5,000               4,940,500
AAA      Shasta Lake COP (Elec Sys Rev)
         FSA Ser 96-2
         6.00%, 4/01/16.....................................           2,895               2,975,452
AAA      So Tahoe (Joint Pwr Fin Auth)
         CAP MAC Ser 95A
         5.75%, 10/01/25....................................           1,500               1,482,150
AAA      Univ of California Regents Hosp Rev
         (UCLA Med Ctr)
         MBIA Ser 94
         5.50%, 12/01/20....................................           1,685               1,610,995
                                                                                         -----------


--------------------------------------------------------------------------------
42 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    INSURED CALIFORNIA PORTFOLIO
                                                    PORTFOLIO OF INVESTMENTS
                                                    ----------------------------

Standard &                                                         Principal
Poor's                                                                Amount
Ratings                                                                (000)                    Value
-----------------------------------------------------------------------------------------------------

         Total Long Term Municipal Bonds
            (cost $124,708,884).............................                            $126,807,483
                                                                                        ------------

         Short Term Municipal Notes - 8.7%
NR       Azusa MFHR (Pacific Glen Apts Proj)
         Ser 94
         5.10%, 7/15/15(c)..................................          $7,000               7,000,000
A-1+     California Poll Ctl Fin Auth PCR
         (Pacific G&E)
         Ser 96F
         5.75%, 11/01/26....................................           5,300               5,300,000
                                                                                         -----------
         Total Short Term Municipal Notes
            (cost $12,300,000)..............................                              12,300,000
                                                                                         -----------
         Total Investments - 99.0%
            (cost $137,008,884).............................                             139,107,483
         Other assets less liabilities - 1.0%...............                               1,344,644
                                                                                         -----------

         Net Assets - 100%..................................                            $140,452,127
                                                                                        ============

See footnote summary on page 44.
See Glossary of Terms on page 44.
See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 43

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a)   Moody's or Fitch Rating.

(b)   Illiquid security, valued at fair value (see Note A).

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d) Inverse floater security - security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

      Glossary of Terms:

      ACA           - American Capital Access Financial Guaranty Corporation
      AMBAC         - American Municipal Bond Assurance Corporation
      AMT           - Alternative Minimum Tax
      CAP MAC       - Capital Markets Assurance Corporation
      CONNIE LEE    - Connie Lee Insurance Company
      COP           - Certificate of Participation
      CCRC          - Congregate Care Retirement Center
      ETM           - Escrow to Maturity
      FGIC          - Financial Guaranty Insurance Company
      FHA           - Federal Housing Administration
      FHLMC         - Federal Home Loan Mortgage Corp.
      FNMA          - Federal National Mortgage Association
      FSA           - Financial Security Assurance Inc.
      GNMA          - Government National Mortgage Association
      GO            - General Obligation
      HDA           - Housing Development Authority
      HFA           - Housing Finance Authority
      HFC           - Home Finance Corporation
      IDA           - Industrial Development Authority
      IDB           - Industrial Development Board
      IDR           - Industrial Development Revenue
      MBIA          - Municipal Bond Investors Assurance
      MFHR          - Multi-Family Housing Revenue
      NR            - Rating not applied for
      PCR           - Pollution Control Revenue
      SFMR          - Single Family Mortgage Revenue
      TSASC         - Tobacco Settlement Asset Securitization Corporatization
      See notes to financial statements.


--------------------------------------------------------------------------------
44 o ALLIANCE MUNICIPAL INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2000 (unaudited)

                                                                    Insured
                                                   National         National
                                                 =============    =============
Assets
Investments in securities, at value
   (cost: $634,188,827 and $212,231,949,
   respectively) .............................   $ 636,579,954    $ 212,526,041
Cash .........................................         224,558          554,229
Receivable for investment securities sold ....      34,001,819        4,783,375
Interest receivable ..........................      11,192,236        3,447,197
Receivable for capital stock sold ............         306,800           38,100
                                                 -------------    -------------
Total assets .................................     682,305,367      221,348,942
                                                 -------------    -------------
Liabilities
Payable for investment securities
   purchased .................................      51,469,787       14,937,100
Dividends payable ............................         946,558          260,631
Payable for capital stock redeemed ...........         384,449           24,919
Distribution fee payable .....................         284,981           77,495
Advisory fee payable .........................         104,479           85,813
Unclaimed dividends ..........................          78,007                0
Accrued expenses .............................         245,806          151,301
                                                 -------------    -------------
Total liabilities ............................      53,514,067       15,537,259
                                                 -------------    -------------
Net Assets ...................................   $ 628,791,300    $ 205,811,683
                                                 =============    =============
Composition of Net Assets
Capital stock, at par ........................   $      63,912    $      22,217
Additional paid-in capital ...................     678,411,220      218,978,625
Distributions in excess of net
   investment income .........................      (1,235,994)         (28,787)
Accumulated net realized loss on
   investment transactions ...................     (50,839,735)     (13,454,464)
Net unrealized appreciation of investments ...       2,391,897          294,092
                                                 -------------    -------------
                                                 $ 628,791,300    $ 205,811,683
                                                 =============    =============
Class A Shares
Net assets ...................................   $ 408,729,666    $ 161,227,753
                                                 =============    =============
Shares of capital stock outstanding ..........      41,524,643       17,398,157
                                                 =============    =============
Class B Shares
Net assets ...................................   $ 124,230,762    $  26,376,305
                                                 =============    =============
Shares of capital stock outstanding ..........      12,638,002        2,851,503
                                                 =============    =============
Class C Shares
Net assets ...................................   $  95,830,872    $  18,207,625
                                                 =============    =============
Shares of capital stock outstanding ..........       9,748,959        1,967,288
                                                 =============    =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price
   per share .................................   $        9.84    $        9.27
Sales charge--4.25% of public
   offering price ............................             .44              .41
                                                 -------------    -------------
Maximum offering price .......................   $       10.28    $        9.68
                                                 =============    =============
Class B Shares
Net asset value and offering price
   per share .................................   $        9.83    $        9.25
                                                 =============    =============
Class C Shares
Net asset value and offering price
   per share .................................   $        9.83    $        9.26
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 45

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

                                                 New York          California
                                              ===============   ===============
Assets
Investments in securities, at value
   (cost: $366,330,837 and $975,946,438,
   respectively) ..........................   $   374,955,366   $   996,061,699
Cash ......................................            14,691           143,311
Interest receivable .......................         6,497,317        18,032,222
Receivable for capital stock sold .........           372,513         1,562,734
Receivable for investment securities sold .                -0-       44,821,800
                                              ---------------   ---------------
Total assets ..............................       381,839,887     1,060,621,766
                                              ===============   ===============
Liabilities
Payable for investment securities purchased         1,136,474        18,374,942
Dividends payable .........................           551,875         1,458,746
Payable for capital stock redeemed ........           405,262           887,307
Distribution fee payable ..................           177,383           463,545
Advisory fee payable ......................            47,169           258,411
Unclaimed dividends .......................                -0-           90,989
Accrued expenses ..........................           441,068           670,725
                                              ---------------   ---------------
Total liabilities .........................         2,759,231        22,204,665
                                              ---------------   ---------------
Net Assets ................................   $   379,080,656   $ 1,038,417,101
                                              ===============   ===============
Composition of Net Assets
Capital stock, at par .....................   $        40,232   $        99,364
Additional paid-in capital ................       389,649,846     1,056,238,297
Distributions in excess of net
   investment income ......................          (602,177)       (1,404,685)
Accumulated net realized loss on
   investment transactions ................       (18,631,774)      (36,631,136)
Net unrealized appreciation of investments          8,624,529        20,115,261
                                              ---------------   ---------------
                                              $   379,080,656   $ 1,038,417,101
                                              ===============   ===============
Class A Shares
Net assets ................................   $   236,309,071   $   685,343,047
                                              ===============   ===============
Shares of capital stock outstanding .......        25,080,152        65,575,092
                                              ===============   ===============
Class B Shares
Net assets ................................   $   100,914,367   $   207,381,513
                                              ===============   ===============
Shares of capital stock outstanding .......        10,711,170        19,846,741
                                              ===============   ===============
Class C Shares
Net assets ................................   $    41,857,218   $   145,692,541
                                              ===============   ===============
Shares of capital stock outstanding .......         4,441,057        13,942,293
                                              ===============   ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price
   per share ..............................   $          9.42   $         10.45
Sales charge--4.25% of public
   offering price .........................               .42               .46
                                              ---------------   ---------------
Maximum offering price ....................   $          9.84   $         10.91
                                              ===============   ===============
Class B Shares
Net asset value and offering price
   per share ..............................   $          9.42   $         10.45
                                              ===============   ===============
Class C Shares
Net asset value and offering price
   per share ..............................   $          9.43   $         10.45
                                              ===============   ===============

See notes to financial statements.


--------------------------------------------------------------------------------
46 o ALLIANCE MUNICIPAL INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

                                                                     Insured
                                                                    California
                                                                  =============
Assets
Investments in securities, at value (cost: $137,008,884) .....    $ 139,107,483
Cash .........................................................          297,684
Interest receivable ..........................................        1,567,094
Receivable for capital stock sold ............................            7,009
                                                                  -------------
Total assets .................................................      140,979,270
                                                                  -------------
Liabilities
Dividends payable ............................................          187,379
Unclaimed dividends ..........................................           90,989
Advisory fee payable .........................................           63,768
Payable for capital stock redeemed ...........................           55,427
Distribution fee payable .....................................           54,655
Accrued expenses .............................................           74,925
                                                                  -------------
Total liabilities ............................................          527,143
                                                                  -------------
Net Assets ...................................................    $ 140,452,127
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      10,713
Additional paid-in capital ...................................      141,919,996
Undistributed net investment income ..........................            9,502
Accumulated net realized loss on investment transactions .....       (3,586,683)
Net unrealized appreciation of investments ...................        2,098,599
                                                                  -------------
                                                                  $ 140,452,127
                                                                  =============
Class A Shares
Net assets ...................................................    $ 106,256,119
                                                                  =============
Shares of capital stock outstanding ..........................        8,105,575
                                                                  =============
Class B Shares
Net assets ...................................................    $  19,718,083
                                                                  =============
Shares of capital stock outstanding ..........................        1,503,420
                                                                  =============
Class C Shares
Net assets ...................................................    $  14,477,925
                                                                  =============
Shares of capital stock outstanding ..........................        1,103,664
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share ...............    $       13.11
Sales charge--4.25% of public offering price ................               .58
                                                                  -------------
Maximum offering price .......................................    $       13.69
                                                                  =============
Class B Shares
Net asset value and offering price per share .................    $       13.12
                                                                  =============
Class C Shares
Net asset value and offering price per share .................    $       13.12
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 47

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2000 (unaudited)

                                                                     Insured
                                                   National          National
                                                 ============      ============
Investment Income
Interest ...................................     $ 20,231,079      $  6,472,802
                                                 ------------      ------------
Expenses
Advisory fee ...............................        2,031,112           656,596
Distribution fee - Class A .................          611,417           245,530
Distribution fee - Class B .................          699,746           149,176
Distribution fee - Class C .................          511,975            96,945
Transfer agency ............................          294,148            88,377
Custodian ..................................           97,115            53,655
Registration ...............................           82,677            20,776
Printing ...................................           76,494            18,489
Audit and legal ............................           53,777            21,868
Administrative .............................           46,000            46,000
Directors' fees ............................            3,000             3,000
Miscellaneous ..............................           15,525             5,651
                                                 ------------      ------------
Total expenses .............................        4,522,986         1,406,063
                                                 ------------      ------------
Less: advisory fee waived (see note B) .....       (1,381,156)          (41,667)
                                                 ------------      ------------
Net expenses ...............................        3,141,830         1,364,396
                                                 ------------      ------------
Net investment income ......................       17,089,249         5,108,406
                                                 ------------      ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ............................      (19,548,798)       (3,441,170)
Net change in unrealized appreciation/
   depreciation of investments .............        7,756,731         1,624,231
                                                 ------------      ------------
Net loss on investments ....................      (11,792,067)       (1,816,939)
                                                 ------------      ------------
Net Increase in Net Assets
   from Operations .........................     $  5,297,182      $  3,291,467
                                                 ============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
48 o ALLIANCE MUNICIPAL INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

                                                   New York         California
                                                 ============      ============
Investment Income
Interest ...................................     $ 12,266,395      $ 32,167,561
                                                 ------------      ------------
Expenses
Advisory fee ...............................        1,210,176         3,268,240
Distribution fee - Class A .................          354,230         1,021,492
Distribution fee - Class B .................          534,051         1,073,526
Distribution fee - Class C .................          221,464           750,686
Transfer agency ............................          147,968           256,448
Custodian ..................................           58,250           101,341
Administrative .............................           46,000            46,000
Printing ...................................           37,135            62,024
Audit and legal ............................           32,411            59,149
Registration ...............................            7,373            24,668
Directors' fees ............................            3,000             3,000
Miscellaneous ..............................            1,715            10,962
                                                 ------------      ------------
Total expenses .............................        2,653,773         6,677,536
                                                 ------------      ------------
Less: advisory fee waived (see note B) .....         (535,796)       (1,133,509)
                                                 ------------      ------------
Net expenses ...............................        2,117,977         5,544,027
                                                 ------------      ------------
Net investment income ......................       10,148,418        26,623,534
                                                 ------------      ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ............................       (8,912,112)       (9,838,169)
Net change in unrealized appreciation/
   depreciation of investments .............        7,391,734        (3,837,250)
                                                 ------------      ------------
Net loss on investments ....................       (1,520,378)      (13,675,419)
                                                 ------------      ------------
Net Increase in Net Assets
   from Operations .........................     $  8,628,040      $ 12,948,115
                                                 ============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 49

-----------------------
STATEMENT OF OPERATIONS
-----------------------

                                                                     Insured
                                                                    California
                                                                    ===========
Investment Income
Interest .....................................................      $ 4,386,123
                                                                    -----------
Expenses
Advisory fee .................................................          398,662
Distribution fee - Class A ...................................          162,601
Distribution fee - Class B ...................................          105,719
Distribution fee - Class C ...................................           77,118
Custodian ....................................................           48,551
Administrative ...............................................           46,000
Transfer agency ..............................................           36,404
Audit and legal ..............................................           22,346
Printing .....................................................           11,430
Registration .................................................            3,173
Directors' fees ..............................................            3,000
Miscellaneous ................................................            4,905
                                                                    -----------
Total expenses ...............................................          919,909
                                                                    -----------
Net investment income ........................................        3,466,214
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions .................          559,273
Net change in unrealized appreciation/depreciation
   of investments ............................................         (738,137)
                                                                    -----------
Net loss on investments ......................................         (178,864)
                                                                    -----------
Net Increase in Net Assets from Operations ...................      $ 3,287,350
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
50 o ALLIANCE MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                           National
                                                ===============================
                                                   Six Months
                                                     Ended         Year Ended
                                                April 30, 2000     October 31,
                                                  (unaudited)         1999
                                                ==============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  17,089,249    $  31,639,813
Net realized loss on investment
   transactions ..............................     (19,548,798)     (31,290,937)
Net change in unrealized appreciation/
   depreciation of investments ...............       7,756,731      (31,236,200)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................       5,297,182      (30,887,324)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................     (11,269,183)     (18,867,293)
   Class B ...................................      (3,352,350)      (7,943,915)
   Class C ...................................      (2,467,716)      (4,828,605)
Distributions in excess of net
   investment income
   Class A ...................................        (112,135)      (1,721,256)
   Class B ...................................         (48,674)        (724,721)
   Class C ...................................         (42,000)        (440,512)
Net realized gain on investments
   Class A ...................................              -0-      (3,219,099)
   Class B ...................................              -0-      (1,765,332)
   Class C ...................................              -0-        (974,028)
Capital Stock Transactions
Net increase (decrease) ......................     (30,965,671)      72,852,855
                                                 -------------    -------------
Total increase (decrease) ....................     (42,960,547)       1,480,770
Net Assets
Beginning of year ............................     671,751,847      670,271,077
                                                 -------------    -------------
End of period ................................   $ 628,791,300    $ 671,751,847
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 51

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                        Insured National
                                                ===============================
                                                   Six Months
                                                     Ended         Year Ended
                                                April 30, 2000     October 31,
                                                  (unaudited)         1999
                                                ==============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   5,108,406    $   9,825,923
Net realized loss on investment
   transactions ..............................      (3,441,170)     (10,013,294)
Net change in unrealized appreciation/
   depreciation of investments ...............       1,624,231      (12,859,783)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................       3,291,467      (13,047,154)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................      (3,859,137)      (7,389,653)
   Class B ...................................        (594,970)      (1,629,052)
   Class C ...................................        (389,339)        (807,218)
Distributions in excess of net
   investment income
   Class A ...................................              -0-        (328,139)
   Class B ...................................              -0-         (72,338)
   Class C ...................................              -0-         (35,845)
Net realized gain on investments
   Class A ...................................              -0-      (3,797,073)
   Class B ...................................              -0-      (1,065,551)
   Class C ...................................              -0-        (476,055)
Capital Stock Transactions
Net decrease .................................     (13,471,576)        (261,978)
                                                 -------------    -------------
Total decrease ...............................     (15,023,555)     (28,910,056)
Net Assets
Beginning of year ............................     220,835,238      249,745,294
                                                 -------------    -------------
End of period ................................   $ 205,811,683    $ 220,835,238
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
52 o ALLIANCE MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                           New York
                                                ===============================
                                                  Six Months
                                                    Ended          Year Ended
                                                April 30, 2000     October 31,
                                                  (unaudited)         1999
                                                ==============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  10,148,418    $  18,706,703
Net realized loss on investment
   transactions ..............................      (8,912,112)      (8,256,144)
Net change in unrealized appreciation/
   depreciation of investments ...............       7,391,734      (25,161,193)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................       8,628,040      (14,710,634)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................      (6,542,763)     (11,259,004)
   Class B ...................................      (2,545,401)      (5,262,517)
   Class C ...................................      (1,057,591)      (2,185,182)
Distributions in excess of net
   investment income
   Class A ...................................              -0-        (141,491)
   Class B ...................................              -0-         (66,134)
   Class C ...................................              -0-         (27,461)
Capital Stock Transactions
Net increase (decrease) ......................     (13,725,026)      61,469,975
                                                 -------------    -------------
Total increase (decrease) ....................     (15,242,741)      27,817,552
Net Assets
Beginning of year ............................     394,323,397      366,505,845
                                                 -------------    -------------
End of period ................................   $ 379,080,656    $ 394,323,397
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 53

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                          California
                                                ===============================
                                                  Six Months
                                                    Ended          Year Ended
                                                April 30, 2000     October 31,
                                                  (unaudited)         1999
                                                ==============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................   $    26,623,534    $    46,553,020
Net realized loss on investment
   transactions ..........................        (9,838,169)       (20,431,904)
Net change in unrealized appreciation/
   depreciation of investments ...........        (3,837,250)       (49,987,983)
                                             ---------------    ---------------
Net increase (decrease) in net assets from
   operations ............................        12,948,115        (23,866,867)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...............................       (18,105,177)       (30,803,448)
   Class B ...............................        (4,906,561)        (9,555,417)
   Class C ...............................        (3,438,693)        (6,194,155)
Distributions in excess of net
   investment income
   Class A ...............................                -0-        (1,624,504)
   Class B ...............................                -0-          (503,931)
   Class C ...............................                -0-          (326,665)
Capital Stock Transactions
Net increase (decrease) ..................       (16,627,163)       258,928,720
                                             ---------------    ---------------
Total increase (decrease) ................       (30,129,479)       186,053,733
Net Assets
Beginning of year ........................     1,068,546,580        882,492,847
                                             ---------------    ---------------
End of period ............................   $ 1,038,417,101    $ 1,068,546,580
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
54 o ALLIANCE MUNICIPAL INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                       Insured California
                                                ===============================
                                                  Six Months
                                                    Ended          Year Ended
                                                April 30, 2000     October 31,
                                                  (unaudited)         1999
                                                ==============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   3,466,214    $   6,985,691
Net realized gain (loss) on investment
   transactions ..............................         559,273       (3,924,423)
Net change in unrealized appreciation/
   depreciation of investments ...............        (738,137)      (9,384,578)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................       3,287,350       (6,323,310)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................      (2,642,193)      (5,199,011)
   Class B ...................................        (431,518)      (1,008,516)
   Class C ...................................        (315,336)        (644,427)
Capital Stock Transactions
Net increase (decrease) ......................      (9,000,316)       3,657,065
                                                 -------------    -------------
Total decrease ...............................      (9,102,013)      (9,518,199)
Net Assets
Beginning of year ............................     149,554,140      159,072,339
                                                 -------------    -------------
End of period (including undistributed net
   investment income of $9,502
   at April 30, 2000) ........................   $ 140,452,127    $ 149,554,140
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 55

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 20, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Municipal Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio (the "Portfolios"). Each of the State Portfolios are non-diversified. Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
56 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Taxes

It is the policy of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund amortizes premiums, accretes original issue discounts and market discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the National, New York and California Portfolios pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of up to .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provides for a fee at an annual rate of up to .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Agreement provides for a fee at an annual rate of up to .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly.

For the six months ended April 30, 2000, the Adviser has agreed to waive


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 57

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

part of its advisory fee for the National, Insured National, New York, and California Portfolios. The aggregate amounts of such fee waivers were:
$1,381,156, $41,667, $535,796 and $1,133,509, respectively. Pursuant to the advisory agreement, the Fund paid $230,000 to the Adviser representing the cost of certain legal and accounting services provided to each portfolio by the Adviser.

Each Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to: National Portfolio, $202,743; Insured National Portfolio, $54,514; New York Portfolio, $108,226; California Portfolio, $189,390 and Insured California Portfolio, $25,809 for the six months ended April 30, 2000.

In addition, for the six months ended April 30, 2000, the Fund's expenses were reduced by: National Portfolio $12,243; Insured National Portfolio $3,403; New York Portfolio $6,523; California Portfolio $11,400 and Insured California Portfolio, $1,525 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges from sales of Class A shares and contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended April 30, 2000 as follows:

                                  Front End                  Contingent Deferred Sales Charges
                              Sales Charges           -----------------------------------------------
Portfolio                           Class A           Class A             Class B             Class C
-----------------------------------------------------------------------------------------------------
National                            $21,775           $14,334             $170,440            $25,246
Insured National                      8,827                36               27,144              4,805
New York                              4,080            34,047              125,667             35,460
California                            1,389            22,917              282,562             57,885
Insured California                    7,725            16,800               18,312             13,154


--------------------------------------------------------------------------------
58 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio                                         Class B              Class C
                                                 ==========           ==========
National .............................           $4,290,364           $3,644,372
Insured National .....................            2,560,598            1,230,322
New York .............................            4,722,679            1,826,227
California ...........................            7,813,645            3,588,315
Insured California ...................            2,001,519              938,493

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the six months ended April 30, 2000 were as follows:

Portfolio                                    Purchases                 Sales
                                           ==============         ==============
National .........................         $1,800,997,309         $1,793,302,459
Insured National .................            371,230,646            355,012,014
New York .........................            512,515,665            525,488,733
California .......................            773,856,352            766,036,938
Insured California ...............             96,743,046            117,208,407

There were no purchases or sales of U.S. government and government agency obligations for the six months ended April 30, 2000.

At April 30, 2000, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 59

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

of investments for each Portfolio were as follows:

                                          Gross Unrealized              Net
                                     ===========================     Unrealized
                        Tax Cost     Appreciation  (Depreciation)   Appreciation
                      ============   ============  ==============   ============
National ...........  $634,188,827   $  5,993,146   $ (3,602,019)   $  2,391,127
Insured National ...   212,231,949      1,471,349     (1,177,257)        294,092
New York ...........   366,330,837      9,214,211       (589,682)      8,624,529
California .........   975,946,438     26,100,585     (5,985,324)     20,115,261
Insured California .   137,008,884      2,438,739       (340,140)      2,098,599

NOTE E

Taxes

For Federal income tax purposes at October 31, 1999, the Fund had capital loss carryforwards for the following Portfolios: $27,730,378 expiring in 2007 for the National Portfolio; $8,885,723 expiring in 2007 for the Insured National Portfolio; $1,444,926 expiring in 2003 and $7,273,675 expiring in 2007 for the New York Portfolio; $4,309,001 expiring in 2003, $2,052,062 expiring in 2004 and $14,469,769 expiring in 2007 for the California Portfolio; $221,533 expiring in 2002 and $3,020,363 expiring in 2007 for the Insured California Portfolio.

NOTE F

Capital Stock

There are 3,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:

                   ---------------------------------   ---------------------------------
                                 Shares                             Amount
                   ---------------------------------   ---------------------------------
                   Six Months Ended       Year Ended   Six Months Ended       Year Ended
                     April 30, 2000      October 31,     April 30, 2000      October 31,
National Portfolio      (unaudited)             1999        (unaudited)             1999
----------------------------------------------------------------------------------------
Class A
Shares sold              5,705,505         8,506,866      $ 56,230,745      $ 91,581,471
----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           665,287         1,335,920         6,559,142        14,384,705
----------------------------------------------------------------------------------------
Shares converted
   from Class B          2,362,745         5,270,047        23,219,109        56,148,358
----------------------------------------------------------------------------------------
Shares redeemed         (7,437,999)       (7,742,184)      (72,982,709)      (82,450,186)
----------------------------------------------------------------------------------------
Net increase             1,295,538         7,370,649      $ 13,026,287      $ 79,664,348
========================================================================================


--------------------------------------------------------------------------------
60 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                   ---------------------------------   ---------------------------------
                                 Shares                             Amount
                   ---------------------------------   ---------------------------------
                   Six Months Ended       Year Ended   Six Months Ended       Year Ended
                     April 30, 2000      October 31,     April 30, 2000      October 31,
National Portfolio      (unaudited)             1999        (unaudited)             1999
----------------------------------------------------------------------------------------
Class B
Shares sold             1,700,356          5,776,146      $ 16,825,285      $ 62,149,399
----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          194,948            652,921         1,920,845         7,053,644
----------------------------------------------------------------------------------------
Shares converted
   to Class A          (2,366,391)        (5,270,047)      (23,219,109)      (56,148,358)
----------------------------------------------------------------------------------------
Shares redeemed        (2,598,058)        (3,274,019)      (25,555,280)      (35,084,961)
----------------------------------------------------------------------------------------
Net decrease           (3,069,145)        (2,114,999)     $(30,028,259)     $(22,030,276)
========================================================================================

Class C
Shares sold             1,375,612          3,122,435      $ 13,600,927      $ 33,601,967
----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          150,153            492,277         1,479,144         5,318,617
----------------------------------------------------------------------------------------
Shares redeemed        (2,948,560)        (2,217,831)      (29,043,770)      (23,701,801)
----------------------------------------------------------------------------------------
Net increase
   (decrease)          (1,422,795)         1,396,881      $(13,963,699)     $ 15,218,783
========================================================================================

                           ---------------------------------   ---------------------------------
                                         Shares                             Amount
                           ---------------------------------   ---------------------------------
                           Six Months Ended       Year Ended   Six Months Ended       Year Ended
                             April 30, 2000      October 31,     April 30, 2000      October 31,
Insured National Portfolio      (unaudited)             1999        (unaudited)             1999
------------------------------------------------------------------------------------------------
Class A
Shares sold                        548,786         1,460,910      $  5,080,160      $ 14,626,498
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                   233,508           735,233         2,165,074         7,458,642
------------------------------------------------------------------------------------------------
Shares converted
   from Class B                    592,088         1,461,900         5,465,521        14,407,154
------------------------------------------------------------------------------------------------
Shares redeemed                 (2,041,554)       (2,601,120)      (18,904,779)      (26,087,146)
------------------------------------------------------------------------------------------------
Net increase
   (decrease)                     (667,172)        1,056,923      $ (6,194,024)     $ 10,405,148
================================================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 61

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                           ---------------------------------   ---------------------------------
                                         Shares                             Amount
                           ---------------------------------   ---------------------------------
                           Six Months Ended       Year Ended   Six Months Ended       Year Ended
                             April 30, 2000      October 31,     April 30, 2000      October 31,
Insured National Portfolio      (unaudited)             1999        (unaudited)             1999
------------------------------------------------------------------------------------------------
Class B
Shares sold                      520,777           1,130,671      $  4,816,042      $ 11,487,371
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                  29,857             203,847           276,465         2,072,901
------------------------------------------------------------------------------------------------
Shares converted
   to Class A                   (592,996)         (1,461,900)       (5,465,521)      (14,407,154)
------------------------------------------------------------------------------------------------
Shares redeemed                 (604,514)         (1,010,373)       (5,581,187)      (10,137,552)
------------------------------------------------------------------------------------------------
Net decrease                    (646,876)         (1,137,755)     $ (5,954,201)     $(10,984,434)
================================================================================================

Class C
Shares sold                      328,271             532,822      $  3,055,068      $  5,412,387
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                  11,889             118,257           110,031         1,203,366
------------------------------------------------------------------------------------------------
Shares redeemed                 (484,705)           (630,452)       (4,488,450)       (6,298,445)
------------------------------------------------------------------------------------------------
Net increase
   (decrease)                   (144,545)             20,627      $ (1,323,351)     $    317,308
================================================================================================

                           ---------------------------------   ---------------------------------
                                         Shares                             Amount
                           ---------------------------------   ---------------------------------
                           Six Months Ended       Year Ended   Six Months Ended       Year Ended
                             April 30, 2000      October 31,     April 30, 2000      October 31,
New York Portfolio              (unaudited)             1999        (unaudited)             1999
------------------------------------------------------------------------------------------------
Class A
Shares sold                      3,089,671         6,028,955      $ 29,081,616      $ 59,952,589
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                   357,808           692,717         3,363,801         6,951,513
------------------------------------------------------------------------------------------------
Shares converted
   from Class B                  1,060,117         2,262,106         9,966,119        22,454,536
------------------------------------------------------------------------------------------------
Shares redeemed                 (4,267,256)       (4,256,586)      (40,054,243)      (42,415,433)
------------------------------------------------------------------------------------------------
Net increase                       240,340         4,727,192      $  2,357,293      $ 46,943,205
================================================================================================


--------------------------------------------------------------------------------
62 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                           ---------------------------------   ---------------------------------
                                         Shares                             Amount
                           ---------------------------------   ---------------------------------
                           Six Months Ended       Year Ended   Six Months Ended       Year Ended
                             April 30, 2000      October 31,     April 30, 2000      October 31,
New York Portfolio              (unaudited)             1999        (unaudited)             1999
------------------------------------------------------------------------------------------------
Class B
Shares sold                      1,625,418         4,452,853      $ 15,324,238      $ 44,805,273
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                   153,483           369,247         1,442,486         3,709,916
------------------------------------------------------------------------------------------------
Shares converted
   to Class A                   (1,060,534)       (2,262,106)       (9,966,119)      (22,454,536)
------------------------------------------------------------------------------------------------
Shares redeemed                 (1,781,735)       (1,932,939)      (16,733,404)      (19,340,640)
------------------------------------------------------------------------------------------------
Net increase
   (decrease)                   (1,063,368)          627,055      $ (9,932,799)     $  6,720,013
================================================================================================

Class C
Shares sold                        518,990         1,772,374      $  4,897,033      $ 18,029,331
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                    44,094           179,795           414,812         1,811,071
------------------------------------------------------------------------------------------------
Shares redeemed                 (1,220,513)       (1,199,740)      (11,461,365)      (12,033,645)
------------------------------------------------------------------------------------------------
Net increase
   (decrease)                     (657,429)          752,429      $ (6,149,520)     $  7,806,757
================================================================================================

                           ---------------------------------   ---------------------------------
                                         Shares                             Amount
                           ---------------------------------   ---------------------------------
                           Six Months Ended       Year Ended   Six Months Ended       Year Ended
                             April 30, 2000      October 31,     April 30, 2000      October 31,
California Portfolio            (unaudited)             1999        (unaudited)             1999
------------------------------------------------------------------------------------------------
Class A
Shares sold                      7,972,946        19,207,355      $  83,338,443    $ 214,251,881
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                   737,958         1,409,134          7,716,564       15,636,654
------------------------------------------------------------------------------------------------
Shares converted
   from Class B                  1,904,970         4,408,895         19,864,280       48,518,625
------------------------------------------------------------------------------------------------
Shares redeemed                 (9,700,930)       (8,938,147)      (101,402,163)     (98,544,498)
------------------------------------------------------------------------------------------------
Net increase                       914,944        16,087,237      $   9,517,124    $ 179,862,662
================================================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 63

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                           ---------------------------------   ---------------------------------
                                         Shares                             Amount
                           ---------------------------------   ---------------------------------
                           Six Months Ended       Year Ended   Six Months Ended       Year Ended
                             April 30, 2000      October 31,     April 30, 2000      October 31,
California Portfolio            (unaudited)             1999        (unaudited)             1999
------------------------------------------------------------------------------------------------
Class B
Shares sold                      3,222,236         9,703,601      $  33,755,481    $ 107,880,190
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                   201,442           540,254          2,105,264        6,008,232
------------------------------------------------------------------------------------------------
Shares converted
   to Class A                   (1,905,293)       (4,408,895)       (19,864,280)     (48,518,625)
------------------------------------------------------------------------------------------------
Shares redeemed                 (2,928,504)       (2,905,493)       (30,605,328)     (32,206,885)
------------------------------------------------------------------------------------------------
Net increase
   (decrease)                   (1,410,119)        2,929,467      $ (14,608,863)   $  33,162,912
================================================================================================

Class C
Shares sold                      1,500,347         6,358,649      $  15,689,409    $  70,880,631
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                   121,054           479,445          1,265,469        5,335,024
------------------------------------------------------------------------------------------------
Shares redeemed                 (2,726,255)       (2,740,920)       (28,490,302)     (30,312,509)
------------------------------------------------------------------------------------------------
Net increase
   (decrease)                   (1,104,854)        4,097,174      $ (11,535,424)   $  45,903,146
================================================================================================

                                   ---------------------------------   ---------------------------------
                                                 Shares                             Amount
                                   ---------------------------------   ---------------------------------
                                   Six Months Ended       Year Ended   Six Months Ended       Year Ended
                                     April 30, 2000      October 31,     April 30, 2000      October 31,
Insured California Portfolio            (unaudited)             1999        (unaudited)             1999
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                                577,164         1,336,511      $  7,580,046      $ 18,648,962
--------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                            95,264           175,146         1,242,886         2,430,609
--------------------------------------------------------------------------------------------------------
Shares converted
   from Class B                            166,711           395,355         2,166,950         5,457,034
--------------------------------------------------------------------------------------------------------
Shares redeemed                         (1,244,314)       (1,334,892)      (16,183,494)      (18,418,230)
--------------------------------------------------------------------------------------------------------
Net increase
   (decrease)                             (405,175)          572,120      $ (5,193,612)     $  8,118,375
========================================================================================================


--------------------------------------------------------------------------------
64 o ALLIANCE MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                   ---------------------------------   ---------------------------------
                                                 Shares                             Amount
                                   ---------------------------------   ---------------------------------
                                   Six Months Ended       Year Ended   Six Months Ended       Year Ended
                                     April 30, 2000      October 31,     April 30, 2000      October 31,
Insured California Portfolio            (unaudited)             1999        (unaudited)             1999
--------------------------------------------------------------------------------------------------------
Class B
Shares sold                              246,305           395,432        $ 3,213,252       $ 5,504,873
--------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions                          16,448            53,821            214,632           752,744
--------------------------------------------------------------------------------------------------------
Shares converted
   to Class A                           (166,677)         (395,355)        (2,166,950)       (5,457,034)
--------------------------------------------------------------------------------------------------------
Shares redeemed                         (242,741)         (506,189)        (3,161,971)       (7,072,654)
--------------------------------------------------------------------------------------------------------
Net decrease                            (146,665)         (452,291)       $(1,901,037)      $(6,272,071)
========================================================================================================

Class C
Shares sold                               84,625           369,407        $ 1,106,454       $ 5,117,248
--------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                              15,695            39,344        $   204,893           547,906
--------------------------------------------------------------------------------------------------------
Shares redeemed                         (246,987)         (282,163)        (3,217,014)       (3,854,393)
--------------------------------------------------------------------------------------------------------
Net increase
   (decrease)                           (146,667)          126,588        $(1,905,667)      $ 1,810,761
========================================================================================================

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2000.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 65

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            National Portfolio
                                    -----------------------------------------------------------------------------------------------
                                                                                  Class A
                                    -----------------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                     April 30,                                   Year Ended October 31,
                                          2000           --------------------------------------------------------------------------
                                    (unaudited)              1999            1998            1997            1996            1995
                                    -----------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $10.02             $11.09          $10.94          $10.51          $10.45           $9.41
                                    -----------------------------------------------------------------------------------------------
Income from Investment
   Operations
Net investment income(a) .......           .27(b)             .52(b)          .55(b)          .57(b)          .58             .58
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.18)              (.93)            .18             .44             .06            1.04
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .09               (.41)            .73            1.01             .64            1.62
                                    -----------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.27)              (.52)           (.55)           (.58)           (.58)           (.58)
Distributions in excess of net
   investment income ...........            -0-              (.04)           (.03)             -0-             -0-             -0-
Distributions from net
   realized gains ..............            -0-              (.10)             -0-             -0-             -0-             -0-
                                    -----------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.27)              (.66)           (.58)           (.58)           (.58)           (.58)
                                    -----------------------------------------------------------------------------------------------
Net asset value, end of period .         $9.84             $10.02          $11.09          $10.94          $10.51          $10.45
                                    ===============================================================================================
Total Return
Total investment return based
   on net asset value(c) .......           .97%             (3.93)%          6.82%           9.88%           6.32%          17.73%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $408,730           $402,922        $364,429        $329,540        $325,288        $338,311
Ratios to average net assets of:
   Expenses, net of fee waivers            .70%(d)            .66%            .66%            .69%            .69%            .71%
   Expenses, before fee waivers           1.12%(d)           1.12%           1.08%           1.11%           1.10%           1.09%
   Net investment income,
     net of fee waivers ........          5.53%(d)           4.86%           4.98%           5.40%           5.55%           5.84%
Portfolio turnover rate ........           280%               393%             56%             72%            137%            118%

See footnote summary on page 80.


--------------------------------------------------------------------------------
66 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         National Portfolio
                                    ------------------------------------------------------------------------------------------------
                                                                                 Class B
                                    ------------------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                     April 30,                                     Year Ended October 31,
                                          2000        ------------------------------------------------------------------------------
                                    (unaudited)             1999             1998             1997             1996           1995
                                    ------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $10.00            $11.08           $10.94           $10.51           $10.45          $9.41
                                    ------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .24(b)            .44(b)           .46(b)           .50(b)           .51            .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.17)             (.93)             .19              .44              .06           1.04
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .07              (.49)             .65              .94              .57           1.55
                                    ------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.24)             (.44)            (.46)            (.50)            (.51)          (.51)
Distributions in excess of net
   investment income ...........            -0-             (.05)            (.05)            (.01)              -0-            -0-
Distributions from net
   realized gains ..............            -0-             (.10)              -0-              -0-              -0-            -0-
                                    ------------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.24)             (.59)            (.51)            (.51)            (.51)          (.51)
                                    ------------------------------------------------------------------------------------------------
Net asset value, end of period .         $9.83            $10.00           $11.08           $10.94           $10.51         $10.45
                                    ================================================================================================
Total Return
Total investment return based
   on net asset value(c) .......           .72%            (4.65)%           6.05%            9.16%            5.61%         16.91%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $124,231          $157,090         $197,517         $190,530         $214,994       $252,357
Ratios to average net assets of:
   Expenses, net of fee waivers           1.42%(d)          1.37%            1.37%            1.40%            1.40%          1.42%
   Expenses, before fee waivers           1.84%(d)          1.74%            1.79%            1.79%            1.81%          1.80%
   Net investment income,
     net of fee waivers ........          4.79%(d)          4.12%            4.28%            4.69%            4.85%          5.13%
Portfolio turnover rate ........           280%              393%              56%              72%             137%           118%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 67

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               National Portfolio
                                    ------------------------------------------------------------------------------------------------
                                                                                     Class C
                                    ------------------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                     April 30,                                     Year Ended October 31,
                                          2000       -------------------------------------------------------------------------------
                                    (unaudited)             1999             1998             1997            1996            1995
                                    ------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $10.00            $11.08           $10.94           $10.51          $10.45           $9.41
                                    ------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .24(b)            .45(b)           .47(b)           .50(b)          .51             .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.17)             (.94)             .18              .44             .06            1.04
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .07              (.49)             .65              .94             .57            1.55
                                    ------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.24)             (.45)            (.47)            (.50)           (.51)           (.51)
Distributions in excess of net
   investment income ...........            -0-             (.04)            (.04)            (.01)             -0-             -0-
Distributions from net
   realized gains ..............            -0-             (.10)              -0-              -0-             -0-             -0-
                                    ------------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.24)             (.59)            (.51)            (.51)           (.51)           (.51)
                                    ------------------------------------------------------------------------------------------------
Net asset value, end of period .         $9.83            $10.00           $11.08           $10.94          $10.51          $10.45
                                    ================================================================================================
Total Return
Total investment return based
   on net asset value(c) .......           .72%            (4.65)%           6.06%            9.18%           5.62%          16.93%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............       $95,831          $111,740         $108,325          $89,792         $96,134        $108,068
Ratios to average net assets of:
   Expenses, net of fee waivers           1.41%(d)          1.36%            1.36%            1.39%           1.39%           1.41%
   Expenses, before fee waivers           1.83%(d)          1.79%            1.82%            1.81%           1.80%           1.78%
   Net investment income,
     net of fee waivers ........          4.82%(d)          4.15%            4.28%            4.70%           4.85%           5.16%
Portfolio turnover rate ........           280%              393%              56%              72%            137%            118%

See footnote summary on page 80.


--------------------------------------------------------------------------------
68 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Insured National Portfolio
                                    ------------------------------------------------------------------------------------------------
                                                                                   Class A
                                    ------------------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                     April 30,                                       Year Ended October 31,
                                          2000       -------------------------------------------------------------------------------
                                    (unaudited)             1999             1998              1997             1996           1995
                                    ------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........         $9.33            $10.52           $10.49            $10.28           $10.07          $8.96
                                    ------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .23(b)            .43(b)           .44(b)            .50(b)           .51            .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.07)             (.95)             .28               .37              .22           1.13
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .16              (.52)             .72               .87              .73           1.64
                                    ------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.22)             (.43)            (.44)             (.50)            (.52)          (.51)
Distributions in excess of net
   investment income ...........            -0-             (.02)            (.05)             (.02)              -0-          (.02)
Distributions from net
   realized gains ..............            -0-             (.22)            (.20)             (.14)              -0-            -0-
                                    ------------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.22)             (.67)            (.69)             (.66)            (.52)          (.53)
                                    ------------------------------------------------------------------------------------------------
Net asset value, end of period .         $9.27             $9.33           $10.52            $10.49           $10.28         $10.07
                                    ================================================================================================
Total Return
Total investment return based
   on net asset value(c) .......          1.71%            (5.28)%           7.15%             8.77%            7.43%         18.72%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $161,228          $168,572         $179,003          $170,631         $160,425       $165,548
Ratios to average net assets of:
   Expenses, net of fee waivers           1.12%(d)           .99%            1.00%             1.02%            1.02%          1.01%
   Expenses, before fee waivers           1.16%(d)          1.10%            1.12%             1.15%            1.12%          1.12%
   Net investment income,
     net of fee waivers ........          4.96%(d)          4.25%            4.21%             4.85%            5.04%          5.37%
Portfolio turnover rate ........           175%              322%              27%               98%             157%           171%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 69

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     Insured National Portfolio
                                   ------------------------------------------------------------------------------------------------
                                                                                 Class B
                                   ------------------------------------------------------------------------------------------------
                                          Six
                                       Months
                                        Ended
                                    April 30,                                       Year Ended October 31,
                                         2000         -----------------------------------------------------------------------------
                                   (unaudited)             1999             1998             1997             1996           1995
                                   ------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $9.31            $10.52           $10.49           $10.28           $10.07          $8.96
                                   ------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......          .19(b)            .36(b)           .37(b)           .42(b)           .44            .45
Net realized and unrealized
   gain (loss) on investment
   transactions ................         (.06)             (.97)             .28              .38              .22           1.12
                                   ------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................          .13              (.61)             .65              .80              .66           1.57
                                   ------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.19)             (.36)            (.37)            (.42)            (.45)          (.45)
Distributions in excess of net
   investment income ...........           -0-             (.02)            (.05)            (.03)              -0-          (.01)
Distributions from net
   realized gains ..............           -0-             (.22)            (.20)            (.14)              -0-            -0-
                                   ------------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............         (.19)             (.60)            (.62)            (.59)            (.45)          (.46)
                                   ------------------------------------------------------------------------------------------------
Net asset value, end of period .        $9.25             $9.31           $10.52           $10.49           $10.28         $10.07
                                   ================================================================================================
Total Return
Total investment return based
   on net asset value(c) .......         1.35%            (6.10)%           6.48%            8.07%            6.74%         17.91%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $26,376           $32,585          $48,751          $45,542          $52,156        $58,990
Ratios to average net assets of:
   Expenses, net of fee waivers          1.83%(d)          1.70%            1.71%            1.75%            1.73%          1.72%
   Expenses, before fee waivers          1.87%(d)          1.79%            1.87%            1.86%            1.83%          1.83%
   Net investment income,
     net of fee waivers ........         4.23%(d)          3.52%            3.49%            4.12%            4.32%          4.65%
Portfolio turnover rate ........          175%              322%              27%              98%             157%           171%

See footnote summary on page 80.


--------------------------------------------------------------------------------
70 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Insured National Portfolio
                                   ------------------------------------------------------------------------------------------------
                                                                                  Class C
                                   ------------------------------------------------------------------------------------------------
                                          Six
                                       Months
                                        Ended
                                    April 30,                                    Year Ended October 31,
                                         2000        ------------------------------------------------------------------------------
                                   (unaudited)             1999             1998             1997             1996           1995
                                   ------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $9.32            $10.52           $10.49           $10.28           $10.07          $8.96
                                   ------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......          .20(b)            .36(b)           .37(b)           .42(b)           .44            .45
Net realized and unrealized
   gain (loss) on investment
   transactions ................         (.07)             (.96)             .28              .38              .22           1.12
                                   ------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................          .13              (.60)             .65              .80              .66           1.57
                                   ------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.19)             (.36)            (.37)            (.42)            (.45)          (.45)
Distributions in excess of net
   investment income ...........           -0-             (.02)            (.05)            (.03)              -0-          (.01)
Distributions from net
   realized gains ..............           -0-             (.22)            (.20)            (.14)              -0-            -0-
                                   ------------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............         (.19)             (.60)            (.62)            (.59)            (.45)          (.46)
                                   ------------------------------------------------------------------------------------------------
Net asset value, end of period .        $9.26             $9.32           $10.52           $10.49           $10.28         $10.07
                                   ================================================================================================
Total Return
Total investment return based
   on net asset value(c) .......         1.35%            (6.00)%           6.48%            8.07%            6.74%         17.91%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $18,208           $19,679          $21,992          $19,057          $22,763        $22,265
Ratios to average net assets of:
   Expenses, net of fee waivers          1.82%(d)          1.70%            1.70%            1.72%            1.72%          1.71%
   Expenses, before fee waivers          1.86%(d)          1.80%            1.83%            1.84%            1.82%          1.82%
   Net investment income,
     net of fee waivers ........         4.27%(d)          3.55%            3.51%            4.15%            4.34%          4.69%
Portfolio turnover rate ........          175%              322%              27%              98%             157%           171%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 71

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           New York Portfolio
                                    --------------------------------------------------------------------------------------------
                                                                                Class A
                                    --------------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                     April 30,                                 Year Ended October 31,
                                          2000        --------------------------------------------------------------------------
                                    (unaudited)             1999            1998            1997            1996          1995
                                    --------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........         $9.45            $10.29          $10.10           $9.66           $9.62         $8.72
                                    --------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .26(b)            .51(b)          .51(b)          .53(b)          .55           .55
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.03)             (.83)            .21             .46             .04           .90
                                    --------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .23              (.32)            .72             .99             .59          1.45
                                    --------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.26)             (.51)           (.51)           (.54)           (.55)         (.55)
Distributions in excess of net
   investment income ...........            -0-             (.01)           (.02)           (.01)             -0-           -0-
                                    --------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.26)             (.52)           (.53)           (.55)           (.55)         (.55)
                                    --------------------------------------------------------------------------------------------
Net asset value, end of period .         $9.42             $9.45          $10.29          $10.10           $9.66         $9.62
                                    ============================================================================================
Total Return
Total investment return based
   on net asset value(c) .......          2.47%            (3.27)%          7.31%          10.52%           6.30%        17.10%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $236,309          $234,835        $207,031        $181,745        $179,452      $183,987
Ratios to average net assets of:
   Expenses, net of fee waivers            .82%(d)           .61%            .61%            .65%            .64%          .75%
   Expenses, before fee waivers           1.10%(d)          1.11%           1.08%           1.12%           1.11%         1.12%
   Net investment income,
     net of fee waivers ........          5.52%(d)          5.12%           5.04%           5.45%           5.66%         5.93%
Portfolio turnover rate ........           135%              134%             18%             34%             64%           69%

See footnote summary on page 80.


--------------------------------------------------------------------------------
72 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            New York Portfolio
                                    --------------------------------------------------------------------------------------------
                                                                                 Class B
                                    --------------------------------------------------------------------------------------------
                                            Six
                                         Months
                                          Ended
                                      April 30,                                Year Ended October 31,
                                           2000      ---------------------------------------------------------------------------
                                    (unaudited)              1999            1998            1997           1996           1995
                                    --------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........         $9.45             $10.29          $10.10           $9.66          $9.62          $8.72
                                    --------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .22(b)             .44(b)          .44(b)          .46(b)         .48            .48
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.03)              (.83)            .21             .46            .04            .90
                                    --------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .19               (.39)            .65             .92            .52           1.38
                                    --------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.22)              (.44)           (.44)           (.47)          (.48)          (.48)
Distributions in excess of net
   investment income ...........            -0-              (.01)           (.02)           (.01)            -0-            -0-
                                    --------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.22)              (.45)           (.46)           (.48)          (.48)          (.48)
                                    --------------------------------------------------------------------------------------------
Net asset value, end of period .         $9.42              $9.45          $10.29          $10.10          $9.66          $9.62
                                    ============================================================================================
Total Return
Total investment return based
   on net asset value(c) .......          2.08%             (3.96)%          6.57%           9.72%          5.52%         16.19%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $100,914           $111,283        $114,739         $96,119        $96,959        $94,400
Ratios to average net assets of:
   Expenses, net of fee waivers           1.53%(d)           1.32%           1.32%           1.35%          1.35%          1.45%
   Expenses, before fee waivers           1.78%(d)           1.76%           1.80%           1.84%          1.82%          1.83%
   Net investment income,
     net of fee waivers ........          4.80%(d)           4.38%           4.34%           4.75%          4.95%          5.21%
Portfolio turnover rate ........           135%               134%             18%             34%            64%            69%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 73

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           New York Portfolio
                                   -----------------------------------------------------------------------------------------------
                                                                                 Class C
                                   -----------------------------------------------------------------------------------------------
                                          Six
                                       Months
                                        Ended
                                    April 30,                                     Year Ended October 31,
                                         2000           --------------------------------------------------------------------------
                                   (unaudited)             1999             1998             1997             1996           1995
                                   -----------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $9.45            $10.29           $10.10            $9.66            $9.62          $8.72
                                   -----------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......          .23(b)            .44(b)           .44(b)           .46(b)           .48            .48
Net realized and unrealized
   gain (loss) on investment
   transactions ................         (.03)             (.83)             .21              .46              .04            .90
                                   -----------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................          .20              (.39)             .65              .92              .52           1.38
                                   -----------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.22)             (.44)            (.44)            (.47)            (.48)          (.48)
Distributions in excess of net
   investment income ...........           -0-             (.01)            (.02)            (.01)              -0-            -0-
                                   -----------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............         (.22)             (.45)            (.46)            (.48)            (.48)          (.48)
                                   -----------------------------------------------------------------------------------------------
Net asset value, end of period .        $9.43             $9.45           $10.29           $10.10            $9.66          $9.62
                                   ===============================================================================================
Total Return
Total investment return based
   on net asset value(c) .......         2.19%            (3.96)%           6.57%            9.72%            5.52%         16.19%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $41,857           $48,205          $44,736          $38,890          $34,562        $32,259
Ratios to average net assets of:
   Expenses, net of fee waivers          1.52%(d)          1.31%            1.31%            1.35%            1.34%          1.44%
   Expenses, before fee waivers          1.77%(d)          1.77%            1.82%            1.82%            1.81%          1.82%
   Net investment income,
     net of fee waivers ........         4.81%(d)          4.41%            4.33%            4.75%            4.95%          5.24%
Portfolio turnover rate ........          135%              134%              18%              34%              64%            69%

See footnote summary on page 80.


--------------------------------------------------------------------------------
74 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           California Portfolio
                                    ---------------------------------------------------------------------------------------------
                                                                                  Class A
                                    ---------------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                     April 30,                                 Year Ended October 31,
                                          2000       ----------------------------------------------------------------------------
                                    (unaudited)              1999            1998            1997            1996          1995
                                    ---------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $10.58             $11.34          $11.04          $10.59          $10.45         $9.43
                                    ---------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .28(b)             .54(b)          .56(b)          .58(b)          .58           .59
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.13)              (.73)            .32             .45             .14          1.02
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .15               (.19)            .88            1.03             .72          1.61
                                    ---------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.28)              (.54)           (.56)           (.58)           (.58)         (.59)
Distributions in excess of net
   investment income ...........            -0-              (.03)           (.02)             -0-             -0-           -0-
                                    ---------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.28)              (.57)           (.58)           (.58)           (.58)         (.59)
                                    ---------------------------------------------------------------------------------------------
Net asset value, end of period .        $10.45             $10.58          $11.34          $11.04          $10.59        $10.45
                                    =============================================================================================
Total Return
Total investment return based
   on net asset value(c) .......          1.42%             (1.80)%          8.20%          10.07%           7.15%        17.55%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $685,343           $684,403        $550,626        $470,444        $460,444      $478,535
Ratios to average net assets of:
   Expenses, net of fee waivers            .81%(d)            .71%            .72%            .78%            .77%          .74%
   Expenses, before fee waivers           1.04%(d)           1.04%           1.04%           1.05%           1.05%         1.04%
   Net investment income,
     net of fee waivers ........          5.33%(d)           4.88%           4.99%           5.43%           5.57%         5.90%
Portfolio turnover rate ........            75%                88%             22%             20%             49%           39%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 75

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         California Portfolio
                                    --------------------------------------------------------------------------------------------
                                                                               Class B
                                    --------------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                     April 30,                                     Year Ended October 31,
                                          2000        --------------------------------------------------------------------------
                                    (unaudited)              1999            1998            1997            1996          1995
                                    --------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $10.58             $11.34          $11.04          $10.59          $10.45         $9.43
                                    --------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .24(b)             .46(b)          .48(b)          .51(b)          .51           .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.13)              (.73)            .33             .45             .14          1.02
                                    --------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .11               (.27)            .81             .96             .65          1.53
                                    --------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.24)              (.46)           (.48)           (.51)           (.51)         (.51)
Distributions in excess of net
   investment income ...........            -0-              (.03)           (.03)             -0-             -0-           -0-
                                    --------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.24)              (.49)           (.51)           (.51)           (.51)         (.51)
                                    --------------------------------------------------------------------------------------------
Net asset value, end of period .        $10.45             $10.58          $11.34          $11.04          $10.59        $10.45
                                    ============================================================================================
Total Return
Total investment return based
   on net asset value(c) .......          1.05%             (2.47)%          7.46%           9.29%           6.37%        16.64%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $207,382           $224,924        $207,751        $166,672        $164,895      $166,759
Ratios to average net assets of:
   Expenses, net of fee waivers           1.52%(d)           1.41%           1.43%           1.48%           1.47%         1.45%
   Expenses, before fee waivers           1.73%(d)           1.72%           1.75%           1.76%           1.75%         1.75%
   Net investment income,
     net of fee waivers ........          4.64%(d)           4.14%           4.30%           4.72%           4.87%         5.19%
Portfolio turnover rate ........            75%                88%             22%             20%             49%           39%

See footnote summary on page 80.


--------------------------------------------------------------------------------
76 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     California Portfolio
                                    ------------------------------------------------------------------------------------------
                                                                              Class C
                                    ------------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                     April 30,                                   Year Ended October 31,
                                          2000        ------------------------------------------------------------------------
                                    (unaudited)              1999            1998            1997           1996         1995
                                    ------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $10.58             $11.33          $11.04          $10.59         $10.45        $9.43
                                    ------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .......           .24(b)             .46(b)          .48(b)          .51(b)         .51          .51
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.13)              (.72)            .32             .45            .14         1.02
                                    ------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .11               (.26)            .80             .96            .65         1.53
                                    ------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.24)              (.46)           (.48)           (.51)          (.51)        (.51)
Distributions in excess of net
   investment income ...........            -0-              (.03)           (.03)             -0-            -0-          -0-
                                    ------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.24)              (.49)           (.51)           (.51)          (.51)        (.51)
                                    ------------------------------------------------------------------------------------------
Net asset value, end of period .        $10.45             $10.58          $11.33          $11.04         $10.59       $10.45
                                    ==========================================================================================
Total Return
Total investment return based
   on net asset value(c) .......          1.05%             (2.39)%          7.46%           9.29%          6.38%       16.64%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $145,693           $159,219        $124,115         $90,742        $90,917      $87,793
Ratios to average net assets of:
   Expenses, net of fee waivers           1.51%(d)           1.41%           1.42%           1.48%          1.47%        1.44%
   Expenses, before fee waivers           1.72%(d)           1.74%           1.76%           1.74%          1.75%        1.74%
   Net investment income,
     net of fee waivers ........          4.64%(d)           4.17%           4.29%           4.73%          4.87%        5.22%
Portfolio turnover rate ........            75%                88%             22%             20%            49%          39%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 77

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Insured California Portfolio
                                    ----------------------------------------------------------------------------------------------
                                                                                 Class A
                                    ----------------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                     April 30,                                   Year Ended October 31,
                                          2000      ------------------------------------------------------------------------------
                                    (unaudited)              1999            1998            1997            1996          1995
                                    ----------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........        $13.11             $14.25          $13.89          $13.39          $13.32        $11.79
                                    ----------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income ..........           .32(b)             .64(b)          .64(b)          .69(b)          .69           .68(a)
Net realized and unrealized
   gain (loss) on investment
   transactions ................          (.01)             (1.15)            .39             .50             .06          1.54
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................           .31               (.51)           1.03            1.19             .75          2.22
                                    ----------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........          (.31)              (.63)           (.64)           (.68)           (.68)         (.68)
Distributions in excess of net
   investment income ...........            -0-                -0-           (.03)           (.01)             -0-         (.01)
                                    ----------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............          (.31)              (.63)           (.67)           (.69)           (.68)         (.69)
                                    ----------------------------------------------------------------------------------------------
Net asset value, end of period .        $13.11             $13.11          $14.25          $13.89          $13.39        $13.32
                                    ==============================================================================================
Total Return
Total investment return based
   on net asset value(c) .......          2.44%             (3.74)%          7.60%           9.18%           5.79%        19.29%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $106,256           $111,535        $113,102        $103,647        $101,542      $103,940
Ratios to average net assets of:
   Expenses, net of fee waivers           1.09%(d)           1.05%           1.05%           1.11%           1.08%         1.04%
   Expenses, before fee waivers           1.09%(d)           1.05%           1.05%           1.11%           1.08%         1.09%
   Net investment income,
     net of fee waivers ........          4.96%(d)           4.59%           4.52%           5.09%           5.19%         5.34%
Portfolio turnover rate ........            68%               100%              0%             35%            118%          103%

See footnote summary on page 80.


--------------------------------------------------------------------------------
78 o ALLIANCE MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Insured California Portfolio
                                   -------------------------------------------------------------------------------------------------
                                                                                 Class B
                                   -------------------------------------------------------------------------------------------------
                                          Six
                                       Months
                                        Ended
                                    April 30,                                    Year Ended October 31,
                                         2000       --------------------------------------------------------------------------------
                                   (unaudited)             1999             1998             1997             1996           1995
                                   -------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........       $13.11            $14.25           $13.89           $13.39           $13.32         $11.79
                                   -------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income ..........          .27(b)            .53(b)           .54(b)           .59(b)           .60            .58(a)
Net realized and unrealized
   gain (loss) on investment
   transactions ................           -0-            (1.14)             .39              .50              .05           1.54
                                   -------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................          .27              (.61)             .93             1.09              .65           2.12
                                   -------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.26)             (.53)            (.54)            (.59)            (.58)          (.58)
Distributions in excess of net
   investment income ...........           -0-               -0-            (.03)              -0-              -0-          (.01)
                                   -------------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............         (.26)             (.53)            (.57)            (.59)            (.58)          (.59)
                                   -------------------------------------------------------------------------------------------------
Net asset value, end of period .       $13.12            $13.11           $14.25           $13.89           $13.39         $13.32
                                   =================================================================================================
Total Return
Total investment return based
   on net asset value(c) .......         2.12%            (4.44)%           6.84%            8.37%            4.99%         18.35%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $19,718           $21,628          $29,957          $27,976          $26,696        $27,816
Ratios to average net assets of:
   Expenses, net of fee waivers          1.80%(d)          1.76%            1.76%            1.81%            1.79%          1.74%
   Expenses, before fee waivers          1.80%(d)          1.76%            1.76%            1.81%            1.79%          1.80%
   Net investment income,
     net of fee waivers ........         4.24%(d)          3.85%            3.82%            4.39%            4.49%          4.61%
Portfolio turnover rate ........           68%              100%               0%              35%             118%           103%

See footnote summary on page 80.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 79

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Insured California Portfolio
                                   -------------------------------------------------------------------------------------------------
                                                                                Class C
                                   -------------------------------------------------------------------------------------------------
                                          Six
                                       Months
                                        Ended
                                    April 30,                                    Year Ended October 31,
                                         2000      ---------------------------------------------------------------------------------
                                   (unaudited)             1999             1998             1997             1996           1995
                                   -------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ...........       $13.11            $14.25           $13.89           $13.39           $13.32         $11.79
                                   -------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income ..........          .28(b)            .54(b)           .54(b)           .59(b)           .60            .58(a)
Net realized and unrealized
   gain (loss) on investment
   transactions ................         (.01)            (1.15)             .39              .50              .05           1.54
                                   -------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..................          .27              (.61)             .93             1.09              .65           2.12
                                   -------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........         (.26)             (.53)            (.54)            (.59)            (.58)          (.58)
Distributions in excess of net
   investment income ...........           -0-               -0-            (.03)              -0-              -0-          (.01)
                                   -------------------------------------------------------------------------------------------------
Total dividends and
   distributions ...............         (.26)             (.53)            (.57)            (.59)            (.58)          (.59)
                                   -------------------------------------------------------------------------------------------------
Net asset value, end of period .       $13.12            $13.11           $14.25           $13.89           $13.39         $13.32
                                   =================================================================================================
Total Return
Total investment return based
   on net asset value(c) .......         2.12%            (4.44)%           6.84%            8.37%            4.99%         18.35%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............      $14,478           $16,391          $16,013          $13,436          $12,826        $14,323
Ratios to average net assets of:
   Expenses, net of fee waivers          1.79%(d)          1.75%            1.75%            1.81%            1.78%          1.74%
   Expenses, before fee waivers          1.79%(d)          1.75%            1.75%            1.81%            1.78%          1.79%
   Net investment income,
     net of fee waivers ........         4.26%(d)          3.89%            3.82%            4.39%            4.49%          4.64%
Portfolio turnover rate ........           68%              100%               0%              35%             118%           103%

(a)   Net of fees waived by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
80 o ALLIANCE MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

common stock

A type of security that represents ownership in a public company.

credit rating

Credit ratings are issued by independent organizations, such as Standard & Poor's Ratings group or Moody's Investors Services. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA which is the highest rating, to D, which is the lowest rating.

current yield

The ratio of interest to the current market price of the bond, expressed as a percentage.

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

equity

Another term for stock.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

fixed-income security

A bond.

fixed rate

The interest rate does not change during the entire term of the loan.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

This refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. Government debt obligations, backed by the full faith and credit of the U.S. Government. Treasuries are issued either as bills, notes or bonds, depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 81

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
82 o ALLIANCE MUNICIPAL INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 83

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
84 o ALLIANCE MUNICIPAL INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                             ALLIANCE MUNICIPAL INCOME FUND o 85

Alliance Municipal Income Fund                                   ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                 U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                   New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MUNISR400